File No. 333-[       ]

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 14, 2018
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No.   [   ]

Post-Effective Amendment No.  [   ]

JNL Series Trust
(Exact Name of Registrant as Specified in Charter)

1 Corporate Way
Lansing, Michigan 48951
(Address of Principal Executive Offices)

(517) 381-5500
(Registrant’s Area Code and Telephone Number)

225 West Wacker Drive
Chicago, Illinois 60606
(Mailing Address)

With copies to:

EMILY J. BENNETT, ESQ. JNL Series Trust 1 Corporate Way Lansing, Michigan 48951	PAULITA PIKE, ESQ. Ropes & Gray LLP 191 North Wacker Drive Chicago, Illinois 60606

Approximate Date of Proposed Public Offering:
As soon as practicable after this Registration Statement becomes effective.

It is proposed that this Registration Statement will become effective on June 18, 2018, pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of securities being registered: Class A and Class I Shares of beneficial interest in the series of the registrant designated as the JNL/MFS Mid Cap Value Fund.

No filing fee is required because the registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File Nos. 033-87244 and 811-08894).

JNL SERIES TRUST

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Contract Owners

Notice of Special Meeting

Contract Owner Voting Instructions

Part A - Proxy Statement/Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

JACKSON NATIONAL LIFE INSURANCE COMPANY
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

1 Corporate Way
Lansing, Michigan 48951

June 18, 2018

Dear Contract Owner:

Enclosed is a notice of a Special Meeting of Shareholders of the JNL/Invesco Mid Cap Value Fund (the “Invesco Fund” or the “Acquired Fund”), a series of the JNL Series Trust (the “Trust”).  The Special Meeting of Shareholders of the Acquired Fund is scheduled to be held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan, 48951, on July 12, 2018, at 10:00 a.m., Eastern Time (the “Meeting”).  At the Meeting, the shareholders of the Acquired Fund will be asked to approve the proposal described below.

The Trust’s Board of Trustees (the “Board”) called the Meeting to request shareholder approval of the reorganization (the “Reorganization”) of the Acquired Fund into the JNL/MFS Mid Cap Value Fund (the “Acquiring Fund”), also a series of the Trust.

The Board, after careful consideration, approved the Reorganization. After considering the recommendation of Jackson National Asset Management, LLC (“JNAM”), the investment adviser to the Funds, the Board concluded that: (i) the Reorganization will benefit the shareholders of each Fund; (ii) the Reorganization is in the best interests of each Fund; and (iii) the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization.

Both the Acquired Fund and the Acquiring Fund are managed by JNAM, and each is sub-advised by an investment sub-adviser.  If the Reorganization is approved and implemented, each person that invests indirectly in the Acquired Fund will automatically become an investor indirectly in the Acquiring Fund.

Pending shareholder approval, effective as of the close of business on August 10, 2018, or on such later date as may be deemed necessary in the judgment of the Board in accordance with the Plan of Reorganization (the “Closing Date”), you will invest indirectly in shares of the Acquiring Fund in an amount equal to the dollar value of your interest in the Acquired Fund on the Closing Date. No sales charge, redemption fees, or other transaction fees will be imposed in the Reorganization. The Reorganization will not cause any fees or charges under your contract to be greater after the Reorganization than before the Reorganization, and the Reorganization will not alter your rights under your contract or the obligations of the insurance company that issued the contract.

You may wish to take actions relating to your future allocation of premium payments under your insurance contract to the various investment divisions (the “Divisions”) of the separate account. You may execute certain changes prior to the Reorganization, in addition to participating in the Reorganization with regard to the Acquiring Fund, such as allocating your premium payments to other Divisions.

All actions with regard to the Acquired Fund need to be completed by the Closing Date.  In the absence of new instructions prior to the Closing Date, future premium payments previously allocated to the Acquired Fund Division will be allocated to the Acquiring Fund Division. The Acquiring Fund Division will be the Division for future allocations under the Dollar Cost Averaging, Earnings Sweep, and Rebalancing Programs (together, the “Programs”).  In addition to the Acquiring Fund Division, there are other Divisions investing in mutual funds that seek capital appreciation.  If you want to transfer all or a portion of your Contract value out of the Acquired Fund Division prior to the Reorganization, you may do so and that transfer will not be treated as a transfer for the purpose of determining how many subsequent transfers may be made in any period or how many may be made in any period without charge. In addition, if you want to transfer all or a portion of your Contract value out of the Acquiring Fund Division after the Reorganization, you may do so within 60 days following the Closing Date and that transfer will not be treated as a transfer for the purpose of determining how many subsequent transfers may be made in any period or how many may be made in any period without charge.  You will be provided with an additional notification of this free-transfer policy on or about August 13, 2018.

If you want to change your allocation instructions as to your future premium payments or the Programs or if you require summary descriptions of the other underlying funds and Divisions available under your contract or additional copies of the prospectuses for other funds underlying the Divisions, please contact:

For Jackson variable annuity policies:

Annuity Service Center
P.O. Box 30314
Lansing, Michigan 48909-7814
1-800-644-4565
www.jackson.com

For Jackson variable universal life policies:

Jackson® Service Center
P.O. Box 30502
Lansing, Michigan 48909-8002
1-800-644-4565
www.jackson.com

For Jackson New York variable annuity policies:

Jackson of NY Service Center
P.O. Box 30313
Lansing, Michigan 48909-7813
1-800-599-5651
www.jackson.com

For Jackson New York variable universal life policies:

Jackson of NY® Service Center
P.O. Box 30901
Lansing, MI 48909-8401
1-800-599-5651
www.jackson.com

An owner of a variable life insurance product or variable annuity contract or certificate that participates in the Acquired Fund through the Divisions of separate accounts established by Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York (each, an “Insurance Company”) is entitled to instruct the applicable Insurance Company how to vote the Acquired Fund shares related to the ownership interest in those accounts as of the close of business on May 18, 2018.  The attached Notice of Special Meeting of Shareholders and Proxy Statement and Prospectus concerning the Meeting describe the matters to be considered at the Meeting.

You are cordially invited to attend the Meeting.  Because it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your right to vote your shares by completing, dating, signing, and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions.  Of course, we hope that you will be able to attend the Meeting, and if you wish, you may vote your shares in person, even if you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet.  At any time prior to the Meeting, you may revoke your voting instructions by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone, or the Internet, or appearing and voting in person at the Meeting.  Please respond promptly in order to save additional costs of proxy solicitation and to make sure you are represented.

Very truly yours,

Mark D. Nerud
Trustee, President, and Chief Executive Officer
JNL Series Trust
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JNL SERIES TRUST

JNL/Invesco Mid Cap Value Fund

1 Corporate Way
Lansing, Michigan 48951
________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 12, 2018
________________________

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the JNL/Invesco Mid Cap Value Fund (the “Invesco Fund” or the “Acquired Fund”), a series of the JNL Series Trust (the “Trust”), will be held on July 12, 2018 at 10:00 a.m., Eastern Time, at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951 (the “Meeting”).

The Meeting will be held to act on the following proposals:

1.
To approve the Plan of Reorganization, adopted by the Trust’s Board of Trustees (the “Board”), which provides for the reorganization of the Invesco Fund into the JNL/MFS Mid Cap Value Fund, also a series of the Trust.

2.	To transact other business that may properly come before the Meeting or any adjournments thereof.

Please note that owners of variable life insurance products or variable annuity contracts or certificates (the “Contract Owners”) issued by Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York (each, an “Insurance Company”) who have invested in shares of the Acquired Fund through the investment divisions of a separate account or accounts of an Insurance Company (“Separate Account”) will be given the opportunity, to the extent required by law, to provide the applicable Insurance Company with voting instructions on the above proposals.

You should read the Proxy Statement and Prospectus attached to this notice prior to completing your proxy or voting instruction card.  The record date for determining the number of shares outstanding, the shareholders entitled to vote, and the Contract Owners entitled to provide voting instructions at the Meeting and any adjournments thereof has been fixed as the close of business on May 18, 2018.  If you attend the Meeting, you may vote or give your voting instructions in person.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD OR VOTING INSTRUCTION CARD PROMPTLY.

Regardless of whether you plan to attend the Meeting, you should vote or give voting instructions by promptly completing, dating, signing, and returning the enclosed proxy or voting instruction card for the Acquired Fund in the enclosed postage-paid envelope.  You also can vote or provide voting instructions through the Internet or by telephone using the 12-digit control number that appears on the enclosed proxy or voting instruction card and following the simple instructions.  At any time prior to the Meeting, you may revoke your voting instructions by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone, or the Internet, or appearing and voting in person at the Meeting. If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time.  The Board recommends that you vote or provide voting instructions to vote FOR the proposal.

Very truly yours,

Mark D. Nerud
Trustee, President, and Chief Executive Officer
JNL Series Trust
June 18, 2018 Lansing, Michigan
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JACKSON NATIONAL LIFE INSURANCE COMPANY
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

CONTRACT OWNER VOTING INSTRUCTIONS
REGARDING A SPECIAL MEETING OF SHAREHOLDERS OF

JNL/INVESCO MID CAP VALUE FUND
A SERIES OF THE JNL SERIES TRUST

TO BE HELD ON JULY 12, 2018

DATED: JUNE 18, 2018

GENERAL

These Contract Owner voting instructions are being furnished by Jackson National Life Insurance Company (“Jackson National”), or Jackson National Life Insurance Company of New York (each, an “Insurance Company” and, together, the “Insurance Companies”), to owners of their variable life insurance products or variable annuity contracts or certificates (the “Contracts”) (the “Contract Owners”) who, as of May 18, 2018 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of their separate accounts (the “Separate Accounts”) that are invested in shares of the JNL/Invesco Mid Cap Value Fund  (the “Invesco Fund” or “Acquired Fund”), a series of the JNL Series Trust (the “Trust”).

The Trust is a Massachusetts business trust registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company.

Each Insurance Company is required to offer Contract Owners the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Acquired Fund (the “Shares”) held by its Separate Accounts, as to how it should vote on the reorganization proposal (the “Proposal”) to be considered at the Special Meeting of Shareholders of the Acquired Fund referred to in the preceding Notice and at any adjournments (the “Meeting”).  The enclosed Proxy Statement and Prospectus, which you should retain for future reference, concisely sets forth information about the proposed reorganization involving the Acquired Fund and a corresponding series of the Trust that a Contract Owner should know before completing the enclosed voting instruction card.

These Contract Owner Voting Instructions and the accompanying voting instruction card are being mailed to Contract Owners on or about June 19, 2018.

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the Shares held in the investment divisions of its Separate Accounts, Contract Owners are asked to promptly complete their voting instructions on the enclosed voting instruction card(s) and sign, date, and mail the voting instruction card(s) in the accompanying postage-paid envelope.  Contract Owners also may provide voting instructions by phone at 1-866-256-0779 or by Internet at our website at www.proxypush.com/JNL.

If a voting instruction card is not marked to indicate voting instructions but is signed, dated, and returned, it will be treated as an instruction to vote the Shares in favor of the Proposal.

The number of Shares held in the investment division of a Separate Account corresponding to the Acquired Fund for which a Contract Owner may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s account value (minus any Contract indebtedness) allocable to that investment division by (ii) the net asset value of one Share of the Acquired Fund.  At any time prior to an Insurance Company’s voting at the Meeting, a Contract Owner may revoke his or her voting instructions with respect to that investment division by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and voting in person at the Meeting.
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HOW AN INSURANCE COMPANY WILL VOTE

An Insurance Company will vote the Shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions.  Shares in each investment division of a Separate Account for which an Insurance Company receives a voting instruction card that is signed, dated, and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal.  Shares in each investment division of a Separate Account for which an Insurance Company receives no timely voting instructions from a Contract Owner, or that are attributable to amounts retained by an Insurance Company or its affiliate as surplus or seed money, will be voted by the applicable Insurance Company either for or against approval of the Proposal, or as an abstention, in the same proportion as the Shares for which Contract Owners (other than the Insurance Company) have provided voting instructions to the Insurance Company. Similarly, the Insurance Companies and their affiliates will vote their own shares and will vote shares of the regulated investment companies (also known as “RICs”) that are held by the Fund of Funds whose shares are held by a Separate Account in the same proportion as voting instructions timely given by Contract Owners for those respective regulated investment companies. As a result of proportionate voting, a small number of Contract Owners could determine the outcome of the Proposal.  Please see “Additional Information about the Funds – Tax Status” below for further information regarding regulated investment companies.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the Proposal, to be acted on at the Meeting.  If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion.  Voting instruction cards may be solicited by employees of Jackson National or its affiliates as well as officers and agents of the Trust.  The principal solicitation will be by mail, but voting instructions may also be solicited by telephone, fax, personal interview, the Internet, or other permissible means.

The Meeting may be adjourned whether or not a quorum is present, by the chairperson of the Meeting from time to time to reconvene at the same or some other place as determined by the chairperson of the Meeting for any reason, including failure of a Proposal to receive sufficient votes for approval.  No shareholder vote shall be required for any adjournment.  No notice need be given that the Meeting has been adjourned other than by announcement at the Meeting.  Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting.

It is important that your Contract be represented.  Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date, and mail the voting instruction card in the accompanying postage-paid envelope.  You may also provide your voting instructions by telephone at 1-866-256-0779 or by Internet at our website at www.proxypush.com/JNL.
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PROXY STATEMENT

for

JNL/Invesco Mid Cap Value Fund, a series of JNL Series Trust

and

PROSPECTUS

for

JNL/MFS Mid Cap Value Fund, a series of JNL Series Trust

Dated

June 18, 2018

1 Corporate Way
Lansing, Michigan 48951
(517) 381-5500

This Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished to owners of variable life insurance products or variable annuity contracts or certificates (the “Contracts”) (the “Contract Owners”) issued by Jackson National Life Insurance Company (“Jackson National”) or Jackson National Life Insurance Company of New York (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of May 18, 2018, had net premiums or contributions allocated to the investment divisions of an Insurance Company’s separate accounts (the “Separate Accounts”) that are invested in shares of beneficial interest in the JNL/Invesco Mid Cap Value Fund  (the “Invesco Fund” or the “Acquired Fund”), a series of the JNL Series Trust (the “Trust”), an open-end management investment company registered with the Securities and Exchange Commission (“SEC”). The purpose of this Proxy Statement/Prospectus is for shareholders of the Invesco Fund to vote on a Plan of Reorganization, adopted by the Trust’s Board of Trustees (the “Board”), which provides for the reorganization of the Invesco Fund into the JNL/MFS Mid Cap Value Fund (the “MFS Fund” or the “Acquiring Fund”), also a series of the Trust.

This Proxy Statement/Prospectus also is being furnished to the Insurance Companies as the record owners of shares and to other shareholders that were invested in the Acquired Fund as of May 18, 2018.  Contract Owners are being provided the opportunity to instruct the applicable Insurance Company to approve or disapprove the proposal contained in this Proxy Statement/Prospectus in connection with the solicitation by the Board of proxies to be used at the Special Meeting of Shareholders of the Acquired Fund to be held at 1 Corporate Way, Lansing, Michigan 48951, on July 12, 2018, at 10:00 a.m., Eastern Time, or any adjournment or adjournments thereof (the “Meeting”).

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

i

The proposal described in this Proxy Statement/Prospectus is as follows:

Proposal	Shareholders Entitled to Vote on the Proposal
1. To approve the Plan of Reorganization, adopted by the Board, which provides for the reorganization of the Invesco Fund into the MFS Fund.	Shareholders of the Invesco Fund

The reorganization referred to in the above proposal is referred to herein as the “Reorganization.”

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the proposal that you should know before voting or providing voting instructions.  Additional information about the Trust has been filed with the SEC and is available upon oral or written request without charge.  This Proxy Statement/Prospectus is being provided to the Insurance Companies and mailed to Contract Owners on or about June 19, 2018.  It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote shares held by the Insurance Company in accordance with voting instructions received from its Contract Owners and in accordance with voting procedures established by the Trust.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:

1.	The Prospectus and Statement of Additional Information of the Trust, each dated April 30, 2018, [as supplemented], with respect to the Acquired Fund (File Nos. 033-87244 and 811-08894);

2.	The Annual Report to Shareholders of the Trust with respect to the Acquired Fund for the fiscal year ended December 31, 2017 (File Nos. 033-87244 and 811-08894);

3.	The Statement of Additional Information dated June 18, 2018, relating to the Reorganization (File No. 333-[ ]).

For a free copy of any of the above documents, please call or write to the phone numbers or address below.

Contract Owners can learn more about the Acquired Fund and the Acquiring Fund in any of the documents incorporated into this proxy statement/prospectus, including the Annual Report listed above, which have been furnished to Contract Owners.  Contract Owners may request a copy thereof, without charge, by calling 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), by writing the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or by visiting www.jackson.com.

The Trust is subject to the informational requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”).  Accordingly, it must file certain reports and other information with the SEC.  You can copy and review proxy materials, reports, and other information about The Trust at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC.  You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.  Proxy materials, reports, and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, DC 20549-1520.
ii

iii

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully.  For additional information, you should consult the Plan of Reorganization, a copy of which is attached hereto as Appendix A.

The Proposed Reorganization

The proposed Reorganization is as follows:

Proposal	Shareholders Entitled to Vote on the Proposal
1. To approve the Plan of Reorganization, adopted by the Board, which provides for the reorganization of the Invesco Fund into the MFS Fund.	Shareholders of the Invesco Fund

This Proxy Statement/Prospectus is soliciting shareholders with amounts invested in the Acquired Fund as of May 18, 2018, to approve the Plan of Reorganization, whereby the Acquired Fund will be reorganized into the Acquiring Fund.  (The Acquired Fund and Acquiring Fund are each sometimes referred to herein as a “Fund” and collectively, the “Funds.”)

The Acquired Fund has two classes, designated Class A and Class I shares (“Acquired Fund Shares”).  The Acquiring Fund also has two share classes, Class A and Class I shares (“Acquiring Fund Shares”).

The Plan of Reorganization provides for:

•	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Acquiring Fund Shares having an aggregate net asset value equal to the Acquired Fund’s net assets;

•	the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund;

•	the distribution to the shareholders (for the benefit of the Separate Accounts, as applicable, and thus the Contract Owners) of those Acquiring Fund Shares; and

•	the complete termination of the Acquired Fund.

A comparison of the investment objective(s), principal investment policies and strategies and principal risks of the Acquired Fund and the Acquiring Fund is included in the “Comparison of Investment Objectives and Principal Investment Strategies,” “Comparison of Principal Risk Factors” and “Comparison of Fundamental Policies” sections below.  The Funds have identical distribution procedures, purchase procedures, exchange rights, and redemption procedures, which are discussed in “Additional Information about the Funds” below.  Each Fund offers its shares to Separate Accounts and certain other eligible investors.  Shares of each Fund are offered and redeemed at their net asset value without any sales load.  You will not incur any sales loads or similar transaction charges as a result of the Reorganization.

The Reorganization is expected to be effective as of the close of business on August 10, 2018, or on such later date as may be deemed necessary in the judgment of the Board in accordance with the Plan of Reorganization (the “Closing Date”).  As a result of the Reorganization, a shareholder invested in shares of the Acquired Fund would become an owner of shares of the Acquiring Fund.  Such shareholder would hold, immediately after the Closing Date, Acquiring Fund Shares having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund Shares that were held by the shareholder as of the Closing Date.  Similarly, each Contract Owner whose Contract values are invested indirectly in shares of the Acquired Fund through the Investment Divisions of a Separate Account would become indirectly invested in shares of the Acquiring Fund through the Investment Divisions of a Separate Account.  The Contract value of each such Contract Owner would be invested indirectly through the Investment Divisions of a Separate Account, immediately after the Closing Date, in shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund Shares in which the Contract Owner invested indirectly through the Investment Divisions of a Separate Account as of the Closing Date.  It is expected that there will be no adverse tax consequences to Contract Owners as a result of the Reorganization.  Please see “Additional Information about the Reorganization – Federal Income Tax Consequences of the Reorganization” below for further information.

The Board unanimously approved the Plan of Reorganization with respect to the Acquired Fund and Acquiring Fund.  Accordingly, the Board is submitting the Plan of Reorganization for approval by the Acquired Fund’s shareholders.  In considering whether to approve the proposal (“Proposal”), you should review the Proposal for the Acquired Fund in which you were invested on the Record Date (as defined under “Voting Information”).  In addition, you should review the information in this Proxy Statement/Prospectus that relates to the Proposal and the Plan of Reorganization generally.  The Board recommends that you vote “FOR” the Proposal to approve the Plan of Reorganization.

PROPOSAL: APPROVAL OF THE PLAN OF REORGANIZATION WITH RESPECT TO THE REORGANIZATION OF THE INVESCO FUND INTO THE MFS FUND.

This Proposal requests the approval of Invesco Fund shareholders of the Plan of Reorganization pursuant to which the Invesco Fund will be reorganized into the MFS Fund.

In considering whether you should approve this Proposal, you should note that:

•
The Funds have similar investment objectives. The Invesco Fund seeks total return through growth of capital, while the MFS Fund seeks capital appreciation. The Funds also have similar investment strategies. The Invesco Fund invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations generally in the range of $2 billion to $10 billion or in the range of companies represented in the Russell MidCap Value Index and that Invesco Advisers, Inc. (“Invesco”), the Fund’s sub-adviser, believes are undervalued.  The MFS Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in issuers with medium market capitalizations. The MFS Fund’s sub-adviser generally defines medium market capitalization issuers as issuers with market capitalizations similar to those of issuers included in the Russell Midcap® Value Index over the last 13 months at the time of purchase. For a detailed comparison of each Fund’s investment objectives and principal investment strategies, see “Comparison of Investment Objectives and Principal Investment Strategies” and Appendix B.

•
Both Funds have similar fundamental policies.  However, the Invesco Fund is a “non-diversified” fund, whereas the MFS Fund is “diversified” fund. A non-diversified fund may invest in a limited number of issuers. Under a definition provided by the Investment Company Act of 1940, as amended (the “1940 Act”), a non-diversified fund may invest in fewer securities, or in larger proportions of the securities of single companies or industries. If these securities were to decline in value, there could be a substantial loss of the investment. In addition, because of the investment strategies of a non-diversified fund, the fund may hold a smaller number of issuers than if it were “diversified.”  There is increased risk in investing in a smaller number of different issuers than there is in investing in a larger number of issuers since changes in the financial condition or market status of a single issuer may cause greater fluctuation in a non-diversified portfolio with respect to total return and share price. For a detailed comparison of each Fund’s fundamental investment policies, see “Comparison of Fundamental Policies” below.

•
While there are some similarities in the risk profiles of the Funds, there are also some differences of which you should be aware.  Each Fund’s principal risks include accounting risk, company risk, equity securities risk, financial services risk, foreign regulatory risk, foreign securities risk, investment style risk, managed portfolio risk, market risk, mid-capitalization investing risk, portfolio turnover risk, real estate investment risk, and stock risk. The Invesco Fund, however, also is subject to counterparty risk, currency risk, depositary receipts risk, derivatives risk, forward and futures contract risk, investments in IPOs risk, non-diversification risk, and small-capitalization investing risk, while these generally are not principal risks for the MFS Fund.  In addition, the principal risks of investing in the MFS Fund include concentration risk, investment strategy risk and liquidity risk, which are not principal risks of investing in the Invesco Fund.  For a detailed comparison of each Fund’s risks, see both “Comparison of Principal Risk Factors” below and Appendix B.
•
Jackson National Asset Management, LLC (“JNAM” or the “Adviser”) serves as the investment adviser and administrator for each Fund and would continue to manage and administer the MFS Fund after the Reorganization.  JNAM has received an exemptive order from the SEC that generally permits JNAM, with approval from the Board, to appoint, dismiss, and replace each Fund’s unaffiliated sub-adviser(s) and to amend the advisory agreements between JNAM and the unaffiliated sub-advisers, without obtaining shareholder approval.  However, any amendment to an advisory agreement between JNAM and the Trust that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Fund will be submitted to shareholders for approval.  JNAM has appointed Invesco as the sub-adviser to manage the assets of the Invesco Fund, and Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”) as the sub-adviser to manage the assets of the MFS Fund.  It is anticipated MFS will continue to sub-advise the MFS Fund after the Reorganization.  For a detailed description of JNAM and the MFS Fund’s sub-adviser, please see “Additional Information about the Funds - The Adviser” and “Additional Information about the Funds - The Sub-Advisers” below.

•
The Invesco Fund and the MFS Fund had net assets of approximately $538.93 million and $955 million, respectively, as of December 31, 2017.  Thus, if the Reorganization had been in effect on that date, the combined Fund (the “Combined Fund”) would have had net assets of approximately $1,493.93 million.

•
Class A Shareholders of the Invesco Fund will receive Class A shares of the MFS Fund, and Class I Shareholders of the Invesco Fund will receive Class I shares of the MFS Fund pursuant to the Reorganization.  Shareholders will not pay any sales charges in connection with the Reorganization.  Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganization,” and “Additional Information about the Funds” below for more information.

•
Following the Reorganization, the total annual fund operating expense ratio and management fee for the MFS Fund will be lower than that of the Invesco Fund currently and lower than the MFS Fund currently. For a more detailed comparison of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Funds” below.

•
The maximum management fee based on the current fee structure for each Fund is equal to an annual rate of 0.60% of its average daily net assets.  As of December 31, 2017, the actual management fees of the Invesco Fund and the MFS Fund were 0.65% and 0.66% respectively.  In addition, each Fund pays an administrative fee to JNAM, at the rate of 0.10% of its average daily net assets.  For a more detailed description of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Funds” below.

•
Following the Reorganization, the Combined Fund will be managed in accordance with the investment objective, policies and strategies of the MFS Fund. It is currently anticipated that roughly 100% of the Invesco Fund’s holdings will be transferred to the MFS Fund in connection with the Reorganization.  It is not expected that of the MFS Fund will revise any of its investment policies following the Reorganization to reflect those of the Invesco Fund.

•
The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents, and the related legal fees, including the legal fees incurred in connection with the analysis under the Internal Revenue Code of 1986, as amended (the “Code”) of the tax treatment of this transaction, as well as the costs associated with the preparation of the tax opinion and obtaining a consent of independent registered public accounting firm will all be borne by JNAM, and no sales or other charges will be imposed on Contract Owners in connection with this Reorganization.  The Reorganization is not expected to be a taxable event for federal income tax purposes for Contract Owners. The Reorganization is more likely than not expected to be a tax-free reorganization under Section 368(a)(1) of the Code for the Funds and is not expected to result in any material adverse federal income tax consequences to shareholders of the Invesco Fund.  Each Fund will bear its proportionate share of the transaction expenses based on the relative net asset value of each Fund at the time of the Reorganization, which typically includes but is not limited to trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable (the “Transaction Costs”), associated with the Reorganization.  Such Transaction Costs are estimated to be $88,962 attributed to the Invesco Fund and $82,871 attributed to the MFS Fund. Please see “Additional Information about the Reorganization” below for more information.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each Fund and the estimated pro forma fees and expenses of Class A and Class I shares of the Acquiring Fund after giving effect to the proposed Reorganization.  Fees and expenses for each Fund are based on those incurred for the fiscal year ended December 31, 2017.  The pro forma fees and expenses of the Acquiring Fund Shares assume that the Reorganization had been in effect for the year ended December 31, 2017.  The tables below do not reflect any fees and expenses related to the Contracts, which would increase overall fees and expenses.  See a Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund: Invesco Fund		Acquiring Fund: MFS Fund		Pro Forma MFS Fund (assuming expected operating expenses if the Reorganization is approved)
	Class A	Class I	Class A	Class I	Class A	Class I
Management Fee	0.57%	0.57%	0.56%	0.56%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.30%	0.00%	0.30%	0.00%	0.30%	0.00%
Other Expenses [1]	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Acquired Fund Fees and Expenses [2]	0.01%	0.01%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses [3]	0.98%	0.68%	0.96%	0.66%	0.95%	0.65%
1 “Other expenses” include an Administrative Fee of 0.10% for both Funds payable to JNAM.
2Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies. The Total Annual Fund Operating Expenses disclosed above do not correlate to the Ratio of Total Expenses to Average Net Assets of the Fund stated in the Financial Highlights because the Ratio of Total Expenses to Average Net Assets does not include Acquired Fund Fees and Expenses.
3 Expense information has been restated to reflect current fees.

Expense Examples

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.  This example does not reflect fees and expenses related to the Contracts, and the total expenses would be higher if they were included.  The example assumes that:

•	You invest $10,000 in a Fund for the time periods indicated;
•	Your investment has a 5% annual return;
•	The Fund’s operating expenses remain the same as they were as of December 31, 2017; and
•	You redeem your investment at the end of each time period.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Invesco Fund (Acquired Fund)
Class A	$100	$312	$542	$1,201
Class I	$69	$218	$379	$847
MFS Fund (Acquiring Fund)
Class A	$98	$306	$531	$1,178
Class I	$67	$211	$368	$822
Pro Forma MFS Fund (assuming expected operating expenses if the Reorganization is approved)
Class A	$97	$303	$525	$1,166
Class I	$66	$208	$362	$810

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect a Fund’s performance.  For the fiscal year ended December 31, 2017, the portfolio turnover rates for the Invesco Fund and the MFS Fund were 52% and 129%, respectively, of the average value of each portfolio.

Comparison of Investment Adviser and Sub-Advisers

The following table compares the investment adviser and sub-adviser of the MFS Fund with that of the Invesco Fund.

Acquired Fund	Acquiring Fund
Invesco Fund	MFS Fund
Investment Adviser Jackson National Asset Management, LLC Investment Sub-Adviser Invesco Advisers, Inc.	Investment Adviser Jackson National Asset Management, LLC Investment Sub-Adviser Massachusetts Financial Services Company (d/b/a MFS Investment Management)

Comparison of Investment Objectives and Principal Investment Strategies

The following table compares the investment objectives and principal investment strategies of the Invesco Fund with those of the MFS Fund.  The Board may change the investment objective of a Fund without a vote of the Fund’s shareholders.  For more detailed information about each Fund’s investment strategies and risks, see Appendix B.

Acquired Fund	Acquiring Fund
Invesco Fund	MFS Fund
Investment Objective The investment objective of the Fund is total return through growth of capital.	Investment Objective The investment objective of the Fund is capital appreciation.

Acquired Fund	Acquiring Fund
Invesco Fund	MFS Fund
Principal Investment Strategies

The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations generally in the range of $2 billion to $10 billion or in the range of companies represented in the Russell MidCap Value Index and that the Sub-Adviser believes are undervalued.

Principal Investment Strategies

The Fund seeks to meet its objective by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in issuers with medium market capitalizations.

Massachusetts Financial Services Company (“Sub-Adviser” or “MFS”) generally defines medium market capitalization issuers as issuers with market capitalizations similar to those of issuers included in the Russell Midcap® Value Index over the last 13 months at the time of purchase. As of December 31, 2017, the capitalization range of the Russell Midcap® Value Index was between $1.1 billion and $36.68 billion.  Issuers whose market capitalizations fall outside this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy.

The Fund may invest up to 20% of its net assets in real estate investment trusts (REITs).
MFS normally invests the Fund’s assets primarily in equity securities. Equity securities include common stocks, equity interests in real estate investment trusts (REITs), and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer.

The Fund may invest up to 20% of its net assets in securities of foreign issuers or depositary receipts.

The Fund can invest in derivative instruments, including forward foreign currency contracts, futures contracts and options.

The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Fund can use in futures contracts, including index futures, to seek exposure to certain asset classes.

The Fund can use options to seek alpha (return on investments in excess of the Russell Midcap® Value Index) or to mitigate risk and to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

MFS may invest the Fund’s assets in foreign securities.

MFS normally invests the Fund's assets across different industries and sectors, but MFS may invest a significant percentage of the Fund's assets in issuers in a single industry or sector.

The Fund emphasizes a value style of investing. The Sub-Adviser seeks attractively valued companies experiencing a change that could have a positive impact on a company’s outlook. In selecting securities, the Sub-

MFS focuses on investing the Fund’s assets in the stocks of companies it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are

Acquired Fund	Acquiring Fund
Invesco Fund	MFS Fund
Adviser focuses on companies that it believes possess characteristics for improved valuation. The Sub-Adviser looks for catalysts for change that may positively impact a company, such as new management, an industry development or regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock price appreciation as a result of the change taking place at the company.

The Sub-Adviser may sell a security if the value of such security reaches the Sub-Adviser’s estimate of fair value or if a more attractive investment opportunity is identified.

low relative to their earnings, dividends, assets, or other financial measures.

MFS uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

The Fund is a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.	No corresponding strategy.

Comparison of Principal Risk Factors

While there are some similarities in the risk profiles of the Funds, there are also some differences of which you should be aware. Each Fund’s principal risks include accounting risk, company risk, equity securities risk, financial services risk, foreign regulatory risk, foreign securities risk, investment style risk, managed portfolio risk, portfolio turnover risk, market risk, mid-capitalization investing risk, real estate investment risk, and stock risk. The Invesco Fund, however, also is subject to counterparty risk, currency risk, depositary receipts risk, derivatives risk, forward and futures contract risk, investments in IPOs risk, non-diversification risk, and small-capitalization investing risk, while these generally are not principal risks for the MFS Fund.  In addition, the principal risks of investing in the MFS Fund include concentration risk, investment strategy risk and liquidity risk, which are not principal risks of investing in the Invesco Fund.  For a detailed comparison of each Fund’s risks, see both “Comparison of Principal Risk Factors” below and Appendix B.

An investment in a Fund is not guaranteed.  As with any mutual fund, the value of a Fund’s shares will change, and an investor could lose money by investing in a Fund.  The following table compares the principal risks of an investment in each Fund. For additional information about each principal risk and other applicable risks, see Appendix B.

	Acquired Fund	Acquiring Fund
Risks	Invesco Fund	MFS Fund
Accounting risk	X	X
Company risk	X	X
Concentration risk		X

	Acquired Fund	Acquiring Fund
Risks	Invesco Fund	MFS Fund
Counterparty risk	X
Currency risk	X
Depository receipts risk	X
Derivatives risk	X
Equity securities risk	X	X
Financial services risk	X	X
Foreign regulatory risk	X	X
Foreign securities risk	X	X
Forward and futures contract risk	X
Investment strategy risk		X
Investment style risk	X	X
Investments in IPOs risk	X
Liquidity risk		X
Managed portfolio risk	X	X
Market risk	X	X
Mid-capitalization investing risk	X	X
Non-diversification risk	X
Portfolio turnover risk	X	X
Real estate investment risk	X	X
Small-capitalization investing risk	X
Stock risk	X	X

Comparison of Fundamental Policies

Each Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval.  The following table compares the fundamental policies of the Invesco Fund with those of the MFS Fund.

Acquired Fund	Acquiring Fund
Invesco Fund	MFS Fund
(1) The Fund is “non-diversified.”	The Fund shall be a “diversified company,” as such term is defined under the 1940 Act.
(2) The Fund may not invest more than 25% of the value of its assets in any particular industry (other than U.S. Government securities and/or foreign sovereign debt securities).	Same.
(3) The Fund may not invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.	Same.
(4)     The Fund may not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).
Same.
(5)     The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% (for the Fund, the percentage limitation is a non-fundamental restriction) of the Fund’s total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

The Fund may not lend any security or make any other loan if, as a result more than 33 1/3% of the Fund’s total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

(6)     The Fund may not act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.
Same.
(7)     No Fund may invest more than 15% of its net assets in illiquid securities. This limitation does not apply to securities eligible for resale pursuant to Rule 144A of the 1933 Act or commercial paper issued in reliance upon the exemption from registration contained in Section 4(a)(2) of that Act, which have been determined to be liquid in accord with guidelines established by the Board of Trustees.
Same.

Acquired Fund	Acquiring Fund
Invesco Fund	MFS Fund
(8) The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.	Same.

Comparative Performance Information

The performance information shown below provides some indication of the risks of investing in each Fund by showing changes in each Fund’s performance from year to year and by showing how each Fund’s average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of such Fund.  Past performance is not an indication of future performance.

The returns shown in the bar chart and table do not include charges imposed under the Contracts.  If these amounts were reflected, returns would be less than those shown.

The Acquired Fund’s performance prior to September 16, 2013 reflects the Acquired Fund’s results when managed by the former sub-adviser, Lazard Asset Management LLC. The Acquired Fund’s performance results include the effect of expense waiver/reduction arrangements for some or all of the periods shown. If such arrangements had not been in place, performance for those periods would have been lower.

The Acquiring Fund’s performance prior to April 24, 2017, reflects the Acquiring Fund’s results when managed by the former sub-adviser, Goldman Sachs Assets Management, L.P. The Acquiring Fund’s performance results include the effect of expense waiver/reduction arrangements for some or all of the periods shown. If such arrangements had not been in place, performance for those periods would have been lower.

Effective December 31, 2017, for consistency with the Acquired Fund’s and Acquiring Fund’s principal investment strategies, the Acquired Fund and the Acquiring Fund replaced the Russell Mid Cap Value Index with the MSCI USA Mid Cap Value Index (Gross) as their primary benchmark.

Invesco Fund – Calendar Year Total Returns
(Acquiring Fund)

Class A

Best Quarter (ended 6/30/2009): 21.77%; Worst Quarter (ended 12/31/2008): -27.15%

Class I

Best Quarter (ended 6/30/2009): 21.79%; Worst Quarter (ended 12/31/2008): -27.16%

MFS Fund – Calendar Year Total Returns
(Acquiring Fund)

Class A

Best Quarter (ended 9/30/2009): 19.27%; Worst Quarter (ended 12/31/2008): -23.79%

Class I

Best Quarter (ended 9/30/2009): 19.42%; Worst Quarter (ended 12/31/2008): -23.87%

Acquired Fund – Average Annual Total Returns as of December 31, 2017
	1 year	5 year	10 year
Invesco Fund (Class A)	9.74%	10.48%	5.79%
Invesco Fund (Class I)	9.88%	10.69%	5.93%
MSCI USA Mid Cap Value Index (Gross) (reflects no deduction for fees, expenses, or taxes)	17.04%	15.83%	9.62%
Russell MidCap Value Index (reflects no deduction for fees, expenses, or taxes)	13.34%	14.68%	9.10%

Acquiring Fund – Average Annual Total Returns as of December 31, 2017
	1 year	5 year	10 year
MFS Fund (Class A)	13.02%	11.91%	7.40%
MFS Fund (Class I)	13.33%	12.13%	7.63%
MSCI USA Mid Cap Value Index (Gross) (reflects no deduction for fees, expenses, or taxes)	17.04%	15.83%	9.62%
Russell MidCap Value Index (reflects no deduction for fees, expenses, or taxes)	13.34%	14.68%	9.10%

Capitalization

The following table shows the capitalization of each Fund as of December 31, 2017, and of the MFS Fund on a pro forma combined basis as of December 31, 2017 after giving effect to the proposed Reorganization.  The actual net assets of the Invesco Fund and the MFS Fund on the Closing Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares.  No assurance can be given as to how many shares of the MFS Fund will be received by shareholders of Invesco Fund on the Closing Date, and the following table should not be relied upon to reflect the number of shares of the MFS Fund that will actually be received.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Invesco Fund– Class A (Acquired Fund)	$398,386,124	$17.34	22,978,948
MFS Fund – Class A (Acquiring Fund)	$857,082,734	$12.13	70,660,953
Adjustments	$(141,100) (a)	$0	9,859,046 (b)
Pro forma MFS Fund (assuming the Reorganization is approved)	$1,255,327,758	$12.13	103,498,947
Invesco Fund– Class I (Acquired Fund)	$140,546,795	$17.54	8,011,089
MFS Fund – Class I (Acquiring Fund)	$97,911,438	$12.20	8,028,235
Adjustments	$(30,733) (a)	$0	3,507,368 (b)
Pro forma MFS Fund (assuming the Reorganization is approved)	$238,427,500	$12.20	19,546,692
(a)
The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents, and the related legal fees, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction as well as the costs associated with the preparation of the tax opinion and obtaining a consent of independent registered public accounting firm, will all be borne by JNAM, and no sales or other charges will be imposed on Contract Owners in connection with the Reorganization. Each Fund will bear its proportionate share of the Transaction Costs associated with the Reorganization.  Such Transaction Costs are estimated to be $88,962 attributed to the Acquired Fund and $82,871 attributed to the Acquiring Fund.

(b)	The adjustment to the pro forma shares outstanding number represents an increase in shares outstanding of the Acquiring Fund to reflect the exchange of shares of the Acquired Fund.

The Reorganization provides for the acquisition of all the assets and all the liabilities of the Invesco Fund by the MFS Fund.  If the Reorganization had taken place on December 31, 2017, shareholders of the Invesco Fund would have received 32,837,994 and 11,518,458 Class A and Class I shares, respectively, of the MFS Fund.

After careful consideration, the Board unanimously approved the Plan of Reorganization with respect to the Invesco Fund.  Accordingly, the Board has submitted the Plan of Reorganization for approval by the Invesco Fund’s shareholders.  The Board recommends that you vote “FOR” this Proposal.

*          *          *          *          *

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Terms of the Plan of Reorganization

The terms of the Plan of Reorganization are summarized below. For additional information, you should consult the Plan of Reorganization, a copy of which is attached as Appendix A.

If shareholders of the Acquired Fund approve the Plan of Reorganization, then the assets of the Acquired Fund will be acquired by, and in exchange for, Class A and Class I shares, respectively, of the Acquiring Fund and the liabilities of the Acquired Fund will be assumed by the Acquiring Fund. The Acquired Fund will then be terminated by the Trust, and the Class A and Class I shares of the Acquiring Fund distributed to the Class A and Class I shareholders, respectively, of the Acquired Fund in the redemption of the Class A and Class I Acquired Fund Shares. Immediately after completion of the Reorganization, the number of shares of the Acquiring Fund then held by former shareholders of the Acquired Fund may be different than the number of shares of the Acquired Fund that had been held immediately before completion of the Reorganization, but the total investment will remain the same (i.e., the total value of the Acquiring Fund shares held immediately after the completion of the Reorganization will be the same as the total value of the Acquired Fund shares formerly held immediately before completion of the Reorganization).

It is anticipated that the Reorganization will be consummated as of the close of business on August 10, 2018, or on such later date as may be deemed necessary in the judgment of the Board and in accordance with the Plan of Reorganization, subject to the satisfaction of all conditions precedent to the closing. It is not anticipated that the Acquired Fund will hold any investment that the Acquiring Fund would not be permitted to hold (“non-permitted investments”).

Description of the Securities to Be Issued

The Class A shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund, and the Class I shareholders of the Acquired Fund will receive Class I shares of the Acquiring Fund in accordance with the procedures provided for in the Plan of Reorganization.  Each such share will be fully paid and non-assessable by the Trust when issued and will have no preemptive or conversion rights.

The Trust may issue an unlimited number of full and fractional shares of beneficial interest of the Acquiring Fund and divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust.  Each share of the Acquiring Fund represents an equal proportionate interest in that Fund with each other share.  the Trust reserves the right to create and issue any number of Fund shares.  In that case, the shares of the Acquiring Fund would participate equally in the earnings, dividends, and assets of the Fund.  Upon liquidation of the Acquiring Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.  The Acquiring Fund is a series of the Trust.

The Trust currently offers two classes of shares, Class A and Class I shares, for the Acquired Fund and the Acquiring Fund.  These Funds have adopted a distribution plan in accordance with the provisions of Rule 12b-1 under the 1940 Act.  Pursuant to the distribution plan, Class A shares will be charged a Rule 12b-1 fee at the annual rate of 0.30% of the average daily net assets attributable to the Class A shares of the respective Fund.  Because these distribution/service fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase your cost of investing and may cost more than paying other types of charges. Class I shares are not charged a 12b-1 fee.

Board Considerations

At a meeting of the Board held on February 28 – March 2, 2018 (the “Board Meeting”), the Board of the Trust, including all of the independent trustees, who are not interested persons of the funds (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considered information relating to the proposed Reorganization of the Acquired Fund, a series of the Trust, into the Acquiring Fund, also a series of the Trust. Prior to approving the Reorganization, the Independent Trustees reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. The Board considered a number of principal factors presented at the time of the Board Meeting in reaching its determinations, including the following:

•
Investment Objectives and Investment Strategies.  The Board considered that the Reorganization will permit the Contract Owners and others with beneficial interest in the Acquired Fund to continue to invest in a professionally managed fund with similar investment goals, noting that the Acquired Fund’s investment objective is total return through growth of capital, and the Acquiring Fund’s investment objective is capital appreciation. The Board considered that the Funds have similar objectives and employ similar principal investment strategies, and it took into account management’s statement that it has stronger conviction in the Acquiring Fund’s portfolio management team.  As described below, the Board considered how the Acquired Fund’s shareholders will benefit from the Reorganization. For a full description of the investment objectives and investment strategies of the Acquired Fund and Acquiring Fund, see “Comparison of Investment Objectives and Principal Investment Strategies.”

•
Operating Expenses.  The Board considered that, if approved by the Acquired Fund’s shareholders, the Reorganization will result in a Combined Fund with a total annual fund operating expense ratio and management fee that is lower than those of the Acquired Fund currently.  It also compared the total annual fund operating expense ratio and management fee of the Combined Fund against those of the Acquiring Fund currently. See “Comparative Fee and Expense Tables.”

•
Larger Asset Base.  The Board noted that the Reorganization may benefit Contract Owners and others with beneficial interests in the Acquired Fund by allowing them to invest in the Combined Fund that has a larger asset base than that of the Acquired Fund currently.  The Board further noted that as of December 31, 2017, the Acquired Fund had assets of $538.93 million as compared to assets of $955 million for the Acquiring Fund.  The Board considered that reorganizing the Acquired Fund into the Acquiring Fund is the best way to offer Contract Owners and other investors the ability to benefit from economies of scale.

•
Performance.  The Board considered that the Acquiring Fund has had better performance than the Acquired Fund for the 1-year and 3-year periods ended December 31, 2017 and for the period from October 1, 2013 to December 31, 2017, when Invesco served as the Acquired Fund’s sub-adviser.  The Board also noted that the Acquiring Fund outperformed the Acquired Fund during all completed calendar years since the Acquired Fund’s sub-adviser has managed the Fund.

•
Investment Adviser and Other Service Providers.  The Board considered that the Funds currently have the same investment adviser and administrator, JNAM, and the same service providers, with the exception of having different sub-advisers. See “Comparison of Investment Adviser and Sub-Adviser.” Specifically, the Board noted that the investment adviser for the Acquiring Fund, JNAM, is the same as for the Acquired Fund. The Board also considered that the custodian for the Acquiring Fund, State Street Bank and Trust Company, the transfer agent for the Acquiring Fund, JNAM, and the Distributor for shares of the Acquiring Fund, Jackson National Life Distributors LLC, are the same as for the Acquired Fund and will remain the same immediately after the Reorganization.

•
Federal Income Tax Consequences.  The Board took into account that Contract Owners are not expected to have adverse tax consequences as a result of the Reorganization. It considered that the Reorganization is more likely than not to qualify as a tax-free reorganization under Section 368(a)(1) of the Code for the Funds and is not expected to result in any material adverse federal income tax consequences to shareholders of the Acquired Fund.

•
Costs of Reorganization.  The Board considered that the costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents, and the related legal fees, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction, as well as the costs associated with the preparation of the tax opinion and obtaining a consent of independent registered public accounting firm will all be borne by JNAM, and no sales or other charges will be imposed on Contract Owners in connection with the Reorganization.  The Board also considered that each Fund will bear its proportionate share of the Transaction Costs associated with the Reorganization and that such Transaction Costs are estimated to be $88,962 attributed to the Invesco Fund and $82,871 attributed to the MFS Fund. Please see “Additional Information about the Reorganization” above for more information.

In summary, in determining whether to recommend approval of the Reorganization, the Board considered factors including (1) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of the Acquired Fund’s and Acquiring Fund’s shareholders’, Contract Owners’, and plan participants’ interests; (2) the compatibility of the Funds’ investment objectives, investment strategies and investment restrictions, as well as shareholder services offered by the Funds; (3) the expense ratios and information regarding the fees and expenses of the Funds; (4) the advantages and disadvantages to the Acquired Fund’s and Acquiring Fund’s shareholders, Contract Owners, and plan participants of having a larger asset base in the Combined Fund; (5) the relative historical performance of the Funds; (6) the management of the Funds; (7) the federal income tax consequences of the Reorganization; and (8) the costs of the Reorganization. No one factor was determinative and each Trustee may have attributed different weights to the various factors.

The Board, including the Independent Trustees, determined that the Reorganization would be in the best interests of the Acquired Fund and Acquiring Fund and that the interests of the Acquired Fund’s and Acquiring Fund’s Contract Owners and other investors would not be diluted as a result of the Reorganization. At the Board meeting held on February 28 – March 2, 2018, the Board voted unanimously to approve the Reorganization and recommended its approval by Contract Owners and others with beneficial interests in the Acquired Fund.

Description of Risk Factors

A Fund’s performance may be affected by one or more risk factors. For a detailed description of each Fund’s risk factors, please see “More Information on Strategies and Risk Factors” in Appendix B.

Federal Income Tax Consequences of the Reorganization

The federal income tax treatment of the Reorganization depends upon several factors, including the extent to which the Acquired Fund disposes of assets prior to the completion of the Reorganization.  It is expected that the Reorganization will qualify as a tax-free reorganization under Section 368(a)(1) of the Code, in which event no gain or loss will be recognized by the Acquired Fund or its shareholders.  As a condition to the closing of the Reorganization, the Funds will receive an opinion from tax counsel substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, and subject to certain qualifications, the Reorganization is more likely than not to qualify as a tax-free reorganization under Section 368(a)(1) of the Code.

The Acquired Fund may dispose of a portion or all of its portfolio securities in connection with and prior to the Reorganization.  The Acquired Fund will recognize gain or loss upon such dispositions; any such gains will be distributed to Acquired Fund shareholders or the Acquired Fund will otherwise be eligible to claim, and will claim, a dividends-paid deduction for such amounts.

Contract Owners with premiums or contributions allocated to the investment divisions of the Separate Accounts as well as others that are invested in Acquired Fund shares generally will not recognize gain or loss for Federal income tax purposes as a result of the Reorganization.

Contract Owners and other investors are urged to consult their tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other taxes.

Contingency Plan

If the Reorganization is not approved by shareholders, the Funds will continue to operate as they currently do and the Board will consider what actions are appropriate and in the best interests of Contract Owners that have assets invested in the Acquired Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Management of the Trust

This section provides information about the Trust, the Adviser, and the Sub-Advisers for the Funds.

The Trust

The Trust is organized as a Massachusetts business trust and is registered with the SEC as an open-end management investment company.  Under Massachusetts law and the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) and By-Laws, the management of the business and affairs of the Trust is the responsibility of its Board.  Each Fund is a series of the Trust.

The Adviser

Jackson National Asset Management, LLC, located at 1 Corporate Way, Lansing, Michigan 48951, serves as the investment adviser to the Trust and provides the Funds with professional investment supervision and management. JNAM is registered with the SEC under the Investment Advisers Act of 1940, as amended. JNAM is a wholly owned subsidiary of Jackson National, a U.S. based financial services company. Jackson National is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

JNAM acts as investment adviser to the Trust pursuant to an Investment Advisory and Management Agreement. Under the Investment Advisory and Management Agreement, JNAM is responsible for managing the affairs and overseeing the investments of the Funds and determining how voting and other rights with respect to securities owned by the Funds will be exercised.  JNAM also provides recordkeeping, administrative and exempt transfer agent services to the Funds and oversees the performance of services provided to the Funds by other service providers, including the custodian and shareholder servicing agent.

JNAM is authorized to delegate certain of its duties with respect to the Funds to a sub-adviser, subject to the approval of the Board, and is responsible for overseeing that sub-adviser’s performance. JNAM is solely responsible for payment of any fees to each Fund’s Sub-Adviser (the “Sub-Adviser”). JNAM plays an active role in advising and monitoring the Funds and the Sub-Adviser. JNAM monitors each Sub-Adviser’s Fund management team to determine whether its investment activities remain consistent with the relevant Fund’s investment strategies and objective.  JNAM also monitors changes that may impact the Sub-Adviser’s overall business, including the Sub-Adviser’s operations and changes in investment personnel and senior management, and regularly performs due diligence reviews of the Sub-Adviser. In addition, JNAM obtains detailed, comprehensive information concerning the Funds and each Sub-Adviser’s performance and Fund operations. JNAM is responsible for providing regular reports on these matters to the Board.

The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (ii) the shareholders of the affected Fund or the Board. It may be terminated at any time upon 60 days’ notice by JNAM, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon its assignment. The Investment Advisory and Management Agreement provides that JNAM shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of JNAM in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.  As compensation for its services, the Trust pays JNAM a fee in respect of each Fund as described in that Fund’s Prospectus.

Management Fees

As compensation for its advisory services, JNAM receives a fee from the Trust computed separately for each Fund, accrued daily and payable monthly.  The fee JNAM receives from each Fund is set forth below as an annual percentage of the net assets of the Fund.

The tables below show the advisory fee rate schedule for each Fund as set forth in the Investment Advisory and Management Agreement and the aggregate annual fee each Fund paid to JNAM for the fiscal year ended December 31, 2017. Each Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the advisory fee rate should the Fund’s average daily net assets exceed specified amounts.

Fund	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of the Fund)	Aggregate Annual Fee Paid to Adviser for the Fiscal Year Ended December 31, 2017 (Annual Rate Based on Average Net Assets of the Fund)
Invesco Fund[1]	$0 to $250 million $250 million to $3 billion $3 billion to $5 billion Over $5 billion	0.60% 0.55% 0.54% 0.53%	0.65%
MFS Fund[1]	$0 to $100 million $100 million to $3 billion $3 billion to $5 billion Over $5 billion	0.60% 0.55% 0.54% 0.53%	0.66%
1 Advisory fee rate schedule, effective September 25, 2017.

A revised advisory fee schedule for the Acquiring Fund, effective April 30, 2018, is set forth below:

Acquiring Fund	Average Daily Net Assets	Advisory Fee (Annual Rate Based on Average Net Assets)
MFS Fund	$0 to $100 million $100 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	0.60% 0.55% 0.54% 0.53% 0.52%

JNAM selects, contracts with, and compensates the Sub-Advisers to manage the investment and reinvestment of the assets of the Funds. JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of the Funds, reviews the performance of the Sub-Advisers, and reports periodically on such performance to the Board.  Under the terms of each of the Sub-Advisory Agreements, the sub-advisers manage the investment and reinvestment of the assets of the assigned Fund, subject to the supervision of the Board of Trustees of the Trust.  The Sub-Advisers formulate a continuous investment program for a Fund consistent with its investment strategies, objectives and policies outlined in its Prospectus.  Each Sub-Adviser implements such program by purchases and sales of securities and regularly reports to JNAM and the Board with respect to the implementation of such program.  As compensation for its services, each Sub-Adviser receives a fee from JNAM, computed separately for the applicable Fund, stated as an annual percentage of the Fund’s net assets. JNAM currently is obligated to pay the Sub-Advisers out of the advisory fee it receives from the applicable Fund.

JNAM and the Trust, together with other investment companies of which JNAM is investment adviser, have received an exemptive order (the “Order”) that allows JNAM to hire, replace or terminate unaffiliated sub-advisers or materially amend a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Board, but without the approval of shareholders.    However, any amendment to an advisory agreement between JNAM and the Trust that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Fund will be submitted to shareholders for approval.  Under the terms of the Order, if a new sub-adviser is hired by JNAM, the affected Fund will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within ninety (90) days of the change.  The Order allows the Funds to operate more efficiently and with greater flexibility.   JNAM provides oversight and evaluation services to the Funds, including, but not limited to the following services: performing initial due diligence on prospective sub-advisers for the Funds; monitoring the performance of sub-advisers; communicating performance expectations to the sub-advisers; and ultimately recommending to the Board whether a sub-adviser’s contract should be renewed, modified or terminated.

JNAM does not expect to recommend frequent changes of sub-advisers.  Although JNAM will monitor the performance of the Sub-Advisers, there is no certainty that the Sub-Advisers or the Funds will obtain favorable results at any given time.

As compensation for its services for the Fund, each of the Sub-Adviser to the Acquiring Fund, MFS, and the Sub-Adviser to the Acquired Fund, Invesco, receives a sub-advisory fee that is payable by JNAM.  The sub-advisory fee schedules as of December 31, 2017, are set forth below:

Fund	Average Daily Net Assets	Sub-Advisory Fee (Annual Rate Based on Average Net Assets)
Invesco Fund[1]	$0 to $250 million $250 million to $500 million Over $500 million	0.45% 0.40% 0.35%
MFS Fund	$0 to $250 million $250 million to $500 million Over $500 million	0.425% 0.375% 0.350%
[1]	For the purpose of calculating the sub-advisory fee for the JNL/Invesco Mid Cap Value Fund, the following fee discount will be applied to total sub-advisory fees based on the average daily aggregate net assets of the Funds of the Trust sub-advised by Invesco and its affiliate, Invesco Hong Kong Limited: 2.5% fee reduction for assets between $2.5 billion and $5 billion, 5% fee reduction for assets between $5 billion and $7.5 billion, 7.5% fee reduction for assets between $7.5 billion and $10 billion, a 10% fee reduction for assets over $10 billion.

A revised sub-advisory fee schedule for the Acquiring Fund, effective April 30, 2018, is set forth below:

Acquiring Fund	Average Daily Net Assets	Sub-Advisory Fee (Annual Rate Based on Average Net Assets)
MFS Fund	$0 to $250 million $250 million to $500 million $500 million to $1 billion Over $1 billion	0.425% 0.375% 0.350% 0.320%

A discussion of the basis for the Board’s approval of the investment advisory and sub-advisory agreements is available in the Trust’s Annual Report to shareholders for the year ended December 31, 2017.

In addition to the investment advisory fee, each Fund currently pays to JNAM (the “Administrator”) an administrative fee as an annual percentage of the average daily net assets of each Fund, accrued daily and paid monthly, as set forth below.

Fund	Assets	Administrative Fee (Annual Rate Based on Average Net Assets)
Invesco Fund	$0 to $3 billion Assets over $3 billion	0.10% 0.09%
MFS Fund	$0 to $3 billion Assets over $3 billion	0.10% 0.09%

In return for the administrative fee, the Administrator provides or procures all necessary administrative functions and services for the operation of each Fund.  In addition, the Administrator, at its own expense, provides or procures routine legal, audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs and all other administrative services necessary for the operation of each Fund.  Each Fund is responsible for trading expenses, including brokerage commissions, interest and taxes, and other non-operating expenses.  Each Fund is also responsible for nonrecurring and extraordinary legal fees, interest expenses, registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, and the fees and expenses of the Independent Trustees and of independent legal counsel to the Independent Trustees (categorized as “Other Expenses” in the fee tables).

The Sub-Advisers

The Acquired Fund’s investments are selected by Invesco.  Invesco, an investment adviser since 1976, is an indirect, wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2017, Invesco Ltd. managed approximately $937.6 billion in total assets.

The following table describes the Acquired Fund’s sub-adviser, portfolio managers, and each portfolio manager’s business experience.  Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Acquired Fund is available in the Trust’s Statement of Additional Information dated April 30, 2018[, as supplemented.]

Acquired Fund	Sub-Adviser & Portfolio Managers	Business Experience
Invesco Fund	Invesco 1555 Peachtree, N.E., Atlanta, Georgia 30309 Portfolio Managers Sergio Marcheli, Jeffrey Vancavage
The Fund is managed on a team basis.  The individual members of the team who are primarily responsible for the day-to-day management of the Fund’s portfolio are Sergio Marcheli and Jeffrey Vancavage.

Sergio Marcheli, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2010. From 2002 to 2010, he was associated with Morgan Stanley Investment Management Inc. and/or its affiliates in an investment management capacity.

Jeffrey Vancavage, Portfolio Manager (co-lead), has been associated with Invesco and/or its affiliates since 2016.  From 2001-2013 he was associated with Eagle Asset

Acquired Fund	Sub-Adviser & Portfolio Managers	Business Experience
Management and/or its affiliates in an investment management capacity. Prior to 2001, he worked at Raymond James.

The Acquiring Fund’s investments are selected MFS.  MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The following table describes the Acquiring Fund’s sub-adviser, portfolio managers, and each portfolio manager’s business experience.  Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Acquiring Fund is available in the Trust’s Statement of Additional Information dated April 30, 2018[, as supplemented].

Acquiring Fund	Sub-Adviser & Portfolio Managers	Business Experience
MFS Fund	MFS 111 Huntington Avenue, Boston, Massachusetts 02199 Portfolio Managers Kevin Schmitz Brooks Taylor
Kevin Schmitz, an Investment Officer of MFS, has co-managed the Fund since April 2017.  He has been employed in the investment area of MFS since 2002.

Brooks Taylor, an Investment Officer of MFS, has co-managed the Fund since April 2017.  He has been employed in the investment area of MFS since 1996.

Additional Information

Classes of Shares

The Trust has adopted a multi-class plan pursuant to Rule 18f-3 under the 1940 Act.  Under the multi-class plan, the Funds have two classes of shares, Class A and Class I.  As discussed in “Distribution Arrangements” below, the Class A shares of the Funds are subject to a Rule 12b-1 fee equal to 0.30% of the Fund’s average daily net assets attributable to Class A shares.  Class I shares are not subject to a Rule 12b-1 fee.  Under the multi-class structure, the Class A shares and Class I shares of the Funds represent interests in the same portfolio of securities and are substantially the same except for “class expenses.”

The expenses of the Funds are borne by each class of shares based on the net assets of the Fund attributable to each Class, except that class expenses are allocated to the appropriate class.  “Class expenses” include any distribution, administrative or service expense allocable to that class, pursuant to the distribution plan described below, and any other expense that JNAM determines, subject to ratification or approval by the Board, to be properly allocable to that class, including: (i) printing and postage expenses related to preparing and distributing to the shareholders of a particular class (or Contract Owners funded by shares of such class) materials such as Prospectuses, shareholder reports and (ii) professional fees relating solely to one class.

Distribution Arrangements

Jackson National Life Distributors LLC (“JNLD” or the “Distributor”), 7601 Technology Way, Denver, Colorado 80237, a wholly owned subsidiary of Jackson National, is the principal underwriter of the Funds of the Trust.  JNLD is responsible for promoting sales of each Fund’s shares. The Distributor also is the principal underwriter of the variable annuity insurance products issued by Jackson National and its subsidiaries.  On behalf of the Funds, the Trust has adopted, in accordance with the provisions of Rule 12b-1 under the 1940 Act, an Amended and Restated Distribution Plan (“Plan”) with respect to the Class A shares of each Fund.  The Board, including all of the Independent Trustees, must approve, at least annually, the continuation of the Plan.  Under the Plan, each Fund that has adopted the Plan will pay a Rule 12b-1 fee at an annual rate of 0.30% of the Fund’s average daily net assets attributed to Class A shares, as compensation for distribution, administrative or other service activities incurred by JNLD and its affiliates with respect to Class A shares. Class I shares are not subject to a Rule 12b-1 fee. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. To the extent consistent with existing law and the Plan, the Distributor, as principal underwriter, may use the Rule 12b-1 fee to compensate broker-dealers, administrators, financial intermediaries or others for providing or assisting in providing distribution and related additional services.  At a special meeting of shareholders of the Trust held on June 22, 2017, the shareholders of the Trust adopted the Plan.

The Distributor and/or an affiliate have the following relationships with one or more of the sub-advisers of the Trust and/or its affiliates:

•
The Distributor receives payments from certain of these sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate.  The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of a sub-adviser’s participation.

•
A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of these sub-advisers and receives commissions and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds.

•	In addition, the Distributor acts as distributor of the Contracts issued by the Insurance Companies.

Payments to Broker-Dealers and Financial Intermediaries

Only Separate Accounts of the Insurance Companies and series, including fund of funds, of registered investment companies in which either or both of the Insurance Companies invest may purchase shares of the Funds.  You may invest indirectly in the Funds through your purchase of a variable annuity contract issued by Separate Accounts of the Insurance Companies that invests directly, or through a fund of funds, in these Funds. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable Separate Account through which you invest indirectly. If an investor invests in the Funds under a Contract or a plan that offers a Contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Funds and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and the salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web-site for more information.

Investment in Trust Shares

Shares of the Trust are presently offered only to Separate Accounts of the Insurance Companies to fund the benefits under certain Contracts, to unqualified retirement plans, and to other regulated investment companies that in turn are sold to Separate Accounts.  The Separate Accounts, through their various sub-accounts that invest in designated Funds, purchase the shares of the Funds at their net asset value (“NAV”) using premiums received on Contracts issued by the insurance company.

Purchases are effected at NAV next determined after the purchase order is received by JNAM as the Funds’ transfer agent in proper form. There is no sales charge. Shares of the Funds are not available to the general public directly.

The price of each Fund’s shares is based on its NAV. The NAV per share of each Fund is determined by JNAM at the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for regular trading. However, calculation of each Fund’s NAV may be suspended on days determined by the Board in times of emergency or market closure as determined by the SEC.  The NAV per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding.  Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

The Board has adopted procedures pursuant to which JNAM may determine, subject to Board oversight, the “fair value” of a security for which a current market price is not available or the current market price is considered unreliable or inaccurate.  Under these procedures, the “fair value” of a security generally will be the amount, determined by JNAM in good faith, that the owner of such security might reasonably expect to receive upon its current sale.

The Board has established a valuation committee to review fair value determinations pursuant to the Trust’s “Pricing Guidelines.”  The valuation committee will also review the value of restricted and illiquid securities, securities and assets for which a current market price is not readily available, and securities and assets for which there is reason to believe that the most recent market price does not accurately reflect current value (e.g., disorderly market transactions).

The Funds may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares.  As a result, a Fund’s NAV may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

Because the calculation of a Fund’s NAV does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Fund’s NAV (“time-zone arbitrage”).  Accordingly, the Trust’s procedures for pricing of portfolio securities also authorize JNAM, subject to oversight by the Board, to determine the “fair value” of such foreign securities for purposes of calculating a NAV.  JNAM will “fair value” foreign securities held by a Fund if it determines that a “significant event” has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund’s NAV calculation. A significant event is one that can be expected materially to affect the value of such securities. Certain specified percentage movements in U.S. equity market indices are deemed under the Trust’s pricing procedures to be a “significant event.” A “significant event” affecting multiple issuers might also include, but is not limited to, a substantial price movement in other securities markets, an announcement by a governmental, regulatory or self-regulatory authority relating to securities markets, political or economic matters, or monetary or credit policies, a natural disaster such as an earthquake, flood or storm, or the outbreak of civil strife or military hostilities. Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, when fair valuing such foreign securities, JNAM will adjust the closing prices of all foreign securities held in a Fund’s portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the “fair value” of such securities for purposes of determining a Fund’s NAV.  When fair-value pricing is employed, the foreign securities prices used to calculate a Fund’s NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for time zone arbitrage in Funds that invest all or substantial portions of their assets in foreign securities, thereby seeking to make those Funds significantly less attractive to “market timers” and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices.  However, these procedures may not completely eliminate opportunities for time zone arbitrage because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

All investments in the Trust are separately credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share).  The Trust does not issue share certificates.

“Market Timing” Policy

Fund shares may only be purchased by Separate Accounts of the Insurance Companies, the Insurance Companies themselves, qualified and unqualified retirement plans and certain other regulated investment companies.

The interests of a Fund’s long-term shareholders may be adversely affected by certain short-term trading activity by other Contract Owners invested in the Separate Accounts. Such short-term trading activity, when excessive, has the potential to, among other things, compromise efficient portfolio management, generate transaction and other costs, and dilute the value of Acquiring Fund shares held by long-term shareholders.  This type of excessive short-term trading activity is referred to herein as “market timing.”  The Funds are not intended to serve as a vehicle for market timing.  The Board has adopted policies and procedures with respect to market timing.

The Funds, directly and through its service providers, and the insurance company and retirement plan service providers (collectively, “service providers”) takes various steps designed to deter and curtail market timing with the cooperation of the Insurance Companies who invest in the Funds. For example, in the event of a round trip transfer, complete or partial redemptions by a shareholder from a sub-account investing in a Fund is permitted; however, once a complete or partial redemption has been made from a sub-account that invests in a Fund, through a sub-account transfer, shareholders will not be permitted to transfer any value back into that sub-account (and the corresponding Fund) within fifteen (15) calendar days of the redemption. The Funds will treat as short-term trading activity any transfer that is requested into a sub-account that was previously redeemed within the previous fifteen (15) calendar days, whether the transfer was requested by the shareholders or a third party authorized by the shareholder.  The Insurance Companies have entered into agreements with the Trust to provide upon request certain information on the trading activities of Contract Owners in an effort to help curtail market timing.

In addition to identifying any potentially disruptive trading activity, the Funds’ Board has adopted a policy of “fair value” pricing to discourage investors from engaging in market timing or other excessive trading strategies for international Funds.  The Funds’ “fair value” pricing policy is described under “Investment in JNLST Shares” above.

The policies and procedures described above are intended to deter and curtail market timing in the Funds.  However, there can be no assurance that these policies, together with those of the Insurance Companies, and any other insurance company that may invest in the Funds in the future, will be totally effective in this regard. The Funds rely on the Insurance Companies to take the appropriate steps, including daily monitoring of separate account trading activity, to further deter market timing. If they are ineffective, the adverse consequences described above could occur.

A description of Jackson National’s anti-market timing policies and procedures can be found in the appropriate variable insurance contract Prospectus (the “Separate Account Prospectus”). The rights of the Separate Accounts to purchase and redeem shares of a Fund are not affected by any Fund’s anti-market timing policies if they are not in violation of the Separate Accounts’ anti-market timing policies and procedures.

Share Redemption

A Separate Account redeems shares to make benefit or withdrawal payments under the terms of its Contracts.  Redemptions typically are processed on any day on which the Trust and the NYSE are open for business and are effected at net asset value next determined after the redemption order is received by JNAM, the Fund’s transfer agent, in proper form.

The Trust may suspend the right of redemption only under the following circumstances:

•	When the NYSE is closed (other than weekends and holidays) or trading is restricted;
•	When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or
•	During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

The Funds typically expect that a Fund will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds of orders to purchase Fund shares or the proceeds from the sale of portfolio securities to meet redemption requests, if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions. The Funds have in place a line of credit intended to provide short-term financing, if necessary, subject to certain conditions, in connection with stressed market conditions or atypical redemption activity. The Funds, pursuant to an exemptive order issued by the SEC and a master Interfund Lending agreement, also have the ability to lend or borrow money for temporary purposes directly to or from one another.

In the case of a liquidity event, a Fund’s share price and/or returns may be negatively impacted. If a liquidity event occurs, JNAM will notify the Board of the liquidity event and take corrective action. Corrective action may include, among other things, use of the Fund's line of credit or Interfund Lending Program.

Dividends and Other Distributions

The Funds generally distribute most or all of their net investment income and their net realized capital gains, if any, no less frequently than annually.  Dividends and other distributions by a Fund are automatically reinvested at net asset value in shares of the distributing class of that Fund.

Tax Status

The Acquired Fund intends to (and the Acquiring Fund intends to continue) to qualify and be eligible for treatment as a “regulated investment company” (also known as a “RIC”) under Subchapter M of the Code.  As a regulated investment company, each Fund intends to distribute all its net investment income and net capital gains to shareholders no less frequently than annually and, therefore, does not expect to be required to pay any federal income or excise taxes.  The interests in the Funds are owned by one or more Separate Accounts that hold such interests pursuant to Contracts and by various funds of the Trust and Jackson Variable Series Trust, which are partnerships for U.S. federal income tax purposes.

Each Fund is treated as a corporation separate from the Trust for purposes of the Code.  Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies for treatment as a regulated investment company under Subchapter M of the Code.

Because the shareholders of the Funds are Separate Accounts of variable insurance contracts and certain other partnerships, the owners of which are Separate Accounts, there are no tax consequences to those shareholders from buying, holding, exchanging and selling shares of the Funds, provided certain requirements are met.  Distributions from the Funds are not taxable to those shareholders.  However, owners of Contracts should consult the applicable Separate Account Prospectus for more detailed information on tax issues related to the Contracts.

The Funds intend (and the Acquiring Fund intends to continue to comply with the diversification requirements currently imposed by the Code and U.S. Treasury regulations thereunder, on separate accounts of insurance companies as a condition of maintaining the tax-advantaged status of the Contracts issued by Separate Accounts.  The Investment Advisory and Management Agreement requires the Funds to be operated in compliance with these diversification requirements.  The Sub-Adviser may depart from the investment strategy of a Fund only to the extent necessary to meet these diversification requirements.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Acquired Fund and the Acquiring Fund for the past five years or, if shorter, the period of the Fund’s operations.  The following tables provide selected per share data for one share of each Fund. The total returns in the financial highlights table represent the rate that an investor would have earned (or lost) on an investment in the Acquired Fund or the Acquiring Fund (assuming reinvestment of all dividends and distributions) held for the entire period. The information does not reflect any charges imposed under a Contract.  If charges imposed under a variable contract were reflected, the returns would be lower.  You should refer to the appropriate Contract prospectus regarding such charges.

The annual information below has been derived from financial statements audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Trust’s Annual Report, which is available upon request.

JNL Series Trust – Acquired Fund and Acquiring Fund
Financial Highlights
For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from					Supplemental data				Ratios(a)
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)(b)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)		Net assets, end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)

JNL/Invesco Mid Cap Value Fund (Acquired Fund)(g)
Class A
12/31/17	16.00	0.06	1.48	1.54	(0.20)	—	17.34	9.74		398,386	52	0.97	(i)	0.97	(i)	0.36
12/31/16	14.33	0.07	2.08	2.15	(0.06)	(0.42)	16.00	15.37		630,189	45	0.98		0.98		0.47
12/31/15	16.29	0.06	(1.53)	(1.47)	(0.05)	(0.44)	14.33	(9.08)		537,393	28	0.98		0.98		0.37
12/31/14	15.25	0.05	1.36	1.41	(0.03)	(0.34)	16.29	9.25		588,730	36	0.99		0.99		0.32
12/31/13	11.67	0.06	3.55	3.61	(0.03)	—	15.25	30.90	(h)	380,623	159	1.01		1.01		0.43

Class I
12/31/17 ‡	16.19	0.16	1.42	1.58	(0.23)	—	17.54	9.88		140,547	52	0.70	(i)	0.70	(i)	0.92
12/31/16	14.49	0.10	2.12	2.22	(0.09)	(0.42)	16.19	15.64		206	45	0.78		0.78		0.67
12/31/15	16.46	0.09	(1.54)	(1.45)	(0.08)	(0.44)	14.49	(8.90)		216	28	0.78		0.78		0.57
12/31/14	15.39	0.08	1.38	1.46	(0.05)	(0.34)	16.46	9.47		279	36	0.79		0.79		0.51
12/31/13	11.77	0.09	3.57	3.66	(0.04)	—	15.39	31.14	(h)	250	159	0.81		0.81		0.66

JNL/MFS Mid Cap Value Fund (Acquiring Fund)(g)
Class A
12/31/17	10.87	0.09	1.32	1.41	(0.15)	—	12.13	13.02		857,083	129	0.97	(i)	0.99	(i)	0.76
12/31/16	9.57	0.08	1.22	1.30	—	—	10.87	13.58		910,162	135	1.00		1.01		0.82
12/31/15	11.65	0.07	(1.12)	(1.05)	(0.07)	(0.96)	9.57	(8.96)		1,107,234	96	0.99		1.01		0.62
12/31/14	12.05	0.08	1.52	1.60	(0.10)	(1.90)	11.65	13.13		1,259,794	102	0.99		1.01		0.65
12/31/13	11.06	0.07	3.52	3.59	(0.05)	(2.55)	12.05	32.73		1,141,673	121	1.00		1.01		0.57

Class I
12/31/17 ‡	10.93	0.13	1.32	1.45	(0.18)	—	12.20	13.33		97,911	129	0.70	(i)	0.71	(i)	1.14
12/31/16	9.61	0.10	1.22	1.32	—	—	10.93	13.74		11,032	135	0.80		0.81		1.02
12/31/15	11.69	0.09	(1.12)	(1.03)	(0.09)	(0.96)	9.61	(8.71)		10,624	96	0.79		0.81		0.79
12/31/14	12.09	0.11	1.52	1.63	(0.13)	(1.90)	11.69	13.33		24,471	102	0.79		0.81		0.86
12/31/13	11.09	0.10	3.52	3.62	(0.07)	(2.55)	12.09	32.90		19,136	121	0.80		0.81		0.80

‡	Prior to September 25, 2017, the Fund offered Class B shares. Effective September 25, 2017, Class B shares were renamed to Class I shares.
(a)	Annualized for periods less than one year.
(b)	Calculated using the average shares method.
(c)
Net investment income(loss) per share and ratios of net investment income(loss) to average net assets for Class I shares can be less than Class A shares for certain Funds or can be significantly more than Class A shares for certain Funds because the net assets for Class I shares increased significantly after the Funds of Funds investment in the Underlying Fund was sold in Class A and purchased in Class I effective September 25, 2017 and also as a result of the timing of income received in the Fund before and after September 25, 2017.

(d)
Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges and if it did performance would be lower.

(e)
Portfolio turnover is not annualized for periods of less than one year. Securities sold short are considered long term investments for purposes of calculating portfolio turnover. Dollar roll transactions are excluded for purposes of calculating portfolio turnover.

(f)
The expenses or expense waivers for the Funds' Class I shares were $0.00 for certain days during the period and this was a result of the net assets for the Fund being below a level to generate an expense allocation greater than $0.005 for that day. Additionally, the expenses or expense waivers for the Funds' Class I shares were $0.01 for certain days during the period and this was a result of the net assets for the Fund being at a level to generate an expense allocation between $0.005 and $0.01 for that day and rounded to $0.01. As a result, the ratios of net and total expenses to average net assets during the period for Class I shares can be less than or more than the anticipated ratios of net and total expenses to average net assets depending on the net assets that Class I shares acquired during the period.

(g)
Prior to September 25, 2017, the Fund accrued the Rule 12b-1 fee at the maximum annual rate up to 0.20% of the average daily net assets of Class A shares of the Fund. Effective September 25, 2017, the maximum annual rate for Rule 12b-1 fees paid by the Fund changed from 0.20% to 0.30% of the average daily net assets of the Class A shares of the Fund.

(h)	Total return for the Fund includes class action settlement proceeds. The return for Class A and Class I, respectively, without the class action settlement proceeds was 30.82% and 31.05%.
(i)
Prior to September 25, 2017, pursuant to contractual and voluntary fee waiver agreements, JNAM waived a portion of its advisory fees for the Fund. Effective September 25, 2017, the contractual and voluntary advisory fee waivers were discontinued and the waived portion of advisory fees for the Fund was converted to a permanent reduction in advisory fees. For certain Funds that had a significant increase in Class I shares during the year, the difference between the ratios of net and total expenses to average net assets for each share class may differ for those Funds that discontinued the waivers.

VOTING INFORMATION

The following information applies to the Reorganization of the Acquired Fund and Acquiring Fund for which you are entitled to vote.

The Meeting

The Meeting will be held at 10:00 a.m. Eastern Time, on July 12, 2018, at 1 Corporate Way, Lansing, Michigan 48951, together with any adjournment thereof.  The Meeting is being held to consider and vote on the Plan of Reorganization, which provides for the reorganization of the Invesco Fund into the MFS Fund, and any other business that may properly come before the Meeting.  Only shareholders of the Acquired Fund are entitled to vote on this matter.

A copy of the Plan of Reorganization is attached hereto as Appendix A of this Proxy Statement/Prospectus.

The Board fixed the close of business on May 18, 2018, as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

Quorum and Voting

The Amended and Restated By-Laws of the Trust, dated June 1, 1994 as amended and restated on September 25, 2017 (the “By-Laws”), provide that except as otherwise provided by law, the Amended and Restated Declaration of Trust dated June 1, 1994 and amended and restated on September 25, 2017 (the “Declaration of Trust”), or the By-Laws, the holders of a majority of the shares issued and outstanding and entitled to vote at the meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board in its sole discretion, or represented by proxy, shall constitute a quorum for the transaction of business.  The presence of Jackson National and/or Jackson National Life Insurance Company of New York (“Jackson NY,” and together with Jackson National, the “Insurance Companies”), through the presence of an authorized representative, constitutes a quorum. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

The By-Laws further provide that shares may be voted in person or by proxy. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving its invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. Any person giving voting instructions may revoke them at any time prior to their exercise by submitting to the Secretary of the Trust a superseding voting instruction form or written notice of revocation. Voting instructions can be revoked until the Meeting date. Only the Contract Owner executing the voting instructions can revoke them. The Insurance Companies will vote the shares of the Fund in accordance with all properly executed and unrevoked voting instructions. Unless otherwise specified in the proxy, the proxy shall apply to all shares of the Fund owned by the Shareholder.

Required Vote

The vote of the “majority of the outstanding voting shares” of a Fund is required to approve the Proposal. The vote of the “majority of the outstanding voting shares” means the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.  Except as otherwise provided by law, if a Shareholder abstains from voting as to any matter, then the shares represented by such abstention will be treated as shares that are present at the Meeting for purposes of determining the existence of a quorum. However, abstentions will not be counted as a vote cast on such proposal. The approval of the Proposal depends upon whether a sufficient number of votes are cast for the Proposal.  Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the Proposal.

Contract Owner Voting Instructions

The Trust is organized as Massachusetts business trusts.  Shares of the Trust currently are sold only to Separate Accounts of the Insurance Companies to fund the benefits of variable insurance contracts, to certain non-qualified employee benefit plans of Jackson National, or directly to the Insurance Companies.  In addition, shares of the Trust are sold to certain funds of the Trust and Jackson Variable Series Trust organized as funds-of-funds.  Although the Insurance Companies legally own all of the shares of the Fund held in their respective Separate Accounts that relate to the Contracts, a portion of the value of each Contract is invested by the Insurance Companies, as provided in the Contract, in shares of one or more funds.

Contract Owners have the right under the interpretations of the 1940 Act to instruct the relevant Insurance Company how to vote the shares attributable to their Contract.  Contract Owners at the close of business on the Record Date will be entitled to notice of the Meeting and to instruct the relevant Insurance Company how to vote at the Meeting or any adjourned session.  The Insurance Company will vote all such shares in accordance with the voting instructions timely given by the Contract Owners with assets invested in the Acquired Fund.  Shares for which the Insurance Company receives a voting instruction card that is signed, dated, and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal.  Shares for which the Insurance Company receives no timely voting instructions from a Contract Owner will be voted by the applicable Insurance Company either for or against approval of the applicable Proposal, or as an abstention, in the same proportion as the Shares for which Contract Owners have provided voting instructions to the Insurance Company.  The Insurance Companies and their affiliates will vote their own shares and shares held by other regulated investment companies in the same proportion as voting instructions timely given by Contract Owners.  As a result, a small number of Contract Owners may determine the outcome of the vote.

Contract Owners may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares attributable to their Contract as of the Record Date.  The Insurance Companies have fixed the close of business on July 10, 2018 as the last day on which voting instructions will be accepted, other than those provided in person at the Meeting.

Proxy and Voting Instruction Solicitations

The Board is soliciting proxies from shareholders of the Acquired Fund.  The Insurance Companies are the shareholders of record and are soliciting voting instructions from their Contract Owners as to how to vote at the Meeting.  In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, facsimile, telephone or personal contact by officers or employees of the Trust or JNAM or officers or employees of the Insurance Companies.

JNAM, as the Trust's administrator, has retained the services of Mediant Communications ("Mediant"), 400 Regency Parkway, Suite 200, Cary, North Carolina 27519.  Under the agreement between JNAM and Mediant, Mediant will provide proxy distribution, solicitation, and tabulation services (the "Services"). The anticipated cost of the Services to be provided by Mediant in connection with this proxy solicitation is approximately $96,998.51 and will be borne by JNAM.

The costs of printing and mailing of the Notice, this Proxy Statement/Prospectus, and the accompanying voting instruction card, and the solicitation of Contract Owner voting instructions, will be paid by JNAM.  The Trust does not expect to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.

Adjournments

Any authorized voting instructions will be valid for any adjournment of the Meeting.  If the Trust receives an insufficient number of votes to approve the Proposal, the Meeting may be adjourned to permit the solicitation of additional votes.  The Meeting may be adjourned by the chairperson of the Meeting from time to time to reconvene at the same or some other place as determined by the chairperson of the Meeting for any reason, including failure of a Proposal to receive sufficient votes for approval.  No Shareholder vote shall be required for any adjournment.  No notice need be given that the Meeting has been adjourned other than by announcement at the Meeting.  Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting.

Revocation of Voting Instructions

Any person giving voting instructions may revoke them at any time prior to the Meeting by submitting to the Insurance Companies a superseding voting instruction form or written notice of revocation or by appearing and voting in person at the Meeting.  Only the Contract Owner executing the voting instructions can revoke them.  The Insurance Companies will vote the shares of the Acquired Fund in accordance with all properly executed and un-revoked voting instructions.

Outstanding Shares and Principal Shareholders

The Insurance Companies will vote on the Reorganization as instructed by their Contract Owners.  As of [May 18, 2018], the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Acquired Fund.

Because the shares of the Funds are sold only to the separate accounts of the Insurance Companies, certain funds of the Trust and the Jackson Variable Series Trust organized as funds-of-funds, and certain nonqualified retirement plans, the Insurance Companies, through the Separate Accounts which hold shares in the Trust and Jackson Variable Series Trust as funding vehicles for the Contracts and certain retirement plans, are the owner of record of substantially all of the shares of the Trust and Jackson Variable Series Trust.  In addition, Jackson National, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes.  The table below shows the number of outstanding shares of the Acquired Fund as of the Record Date that are entitled to vote at the Meeting.

Fund	Total Number of Outstanding Shares
Invesco Fund (Class A)	[To be Provided]
Invesco Fund (Class I)	[To be Provided]

As of the Record Date, [May 18, 2018], the following person(s) owned 5% or more of the shares of the Acquired Fund either beneficially or of record:

Contract Owner’s Name/Address	Percent Ownership of Shares of the Fund	Percent Ownership of Shares of the Combined Fund (assuming the Reorganization occurs)

*          *          *          *          *

APPENDIX A

PLAN OF REORGANIZATION
JNL SERIES TRUST
JNL/MFS MID CAP VALUE FUND
JNL/INVESCO MID CAP VALUE FUND

This Plan of Reorganization has been entered into on August 10, 2018, by JNL SERIES TRUST (the “Trust”), a Massachusetts business trust, on behalf of its JNL/INVESCO MID CAP VALUE FUND (the “Invesco Fund,” or the “Acquired Fund”) and the JNL/MFS MID CAP VALUE FUND (the “MFS Fund,” or the “Acquiring Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission in accord with the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and has established several separate series of shares (“funds”), with each fund having its own assets and investment policies;

WHEREAS, the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, has determined that participation in the transaction described herein is in the best interests of the Acquired Fund and the Acquiring Fund, and that the interests of the existing shareholders of the Acquired Fund and the Acquiring Fund will not be diluted as a result of the transaction described herein;

WHEREAS, Article II, Section 2.1 of the Trust’s Amended and Restated Declaration of Trust, dated September 25, 2017 (the “Declaration of Trust”), authorizes the Board of Trustees to conduct the business of the Trust and carry on its operations;

WHEREAS, the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, has approved the reorganization of the Acquired Fund with and into the Acquiring Fund (the “Reorganization”), subject to the approval of the shareholders of the Acquired Fund; and

WHEREAS, this Plan of Reorganization is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, all the assets, liabilities and interests of the Acquired Fund shall be transferred on the Closing Date to the Acquiring Fund, as described below; provided, however, that such transaction shall not occur unless and until this Plan of Reorganization shall have first been approved by a majority of the outstanding voting securities of the Acquired Fund as provided in Section 2(a)(42) of the 1940 Act; and provided further that the Board of Trustees may terminate this Plan of Reorganization at or prior to the Closing Date:

1.
The Closing Date shall be August 10, 2018, or if the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund or the Acquiring Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted, or trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the judgment of the Board of Trustees, accurate appraisal of the value of either the Acquired Fund’s or the Acquiring Fund’s net assets and/or the net asset value per share of Acquiring Fund shares is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading has been fully resumed and such reporting has been restored;

2.
The obligations of the Acquired Fund and the Acquiring Fund to complete the transaction described herein shall be subject to receipt by the Acquired Fund and the Acquiring Fund of an opinion of tax counsel substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, and subject to certain qualifications, the Reorganization is more likely than not to qualify as a tax-free reorganization under Section 368(a)(1) of the Code. The delivery of such opinion is conditioned upon receipt by tax counsel of representations it shall request from the Acquired Fund and the Acquiring Fund.

A-1

3.
On or before the Closing Date, and before effecting the reorganization transaction described herein, the Trust shall have received a satisfactory written opinion of legal counsel as to such transaction that the securities to be issued in connection with such transaction have been duly authorized and, when issued in accordance with this Plan of Reorganization, will have been validly issued and fully paid and will be non-assessable by the Trust on behalf of the Acquiring Fund.

4.
In exchange for all of its shares of the Acquired Fund, each shareholder of such Acquired Fund shall receive a number of shares, including fractional shares, of the corresponding class of the Acquiring Fund equal in dollar value to the number of whole and fractional shares that such shareholder owns in such Acquired Fund.  Each shareholder of such Acquired Fund shall thereupon become a shareholder of the Acquiring Fund.

5.
For purposes of this transaction, the value of the shares of the Acquiring Fund and the Acquired Fund shall be determined as of 4:00 p.m., Eastern Time, on the Closing Date. Those valuations shall be made in the usual manner as provided in the relevant prospectus of the Trust.

6.
Upon completion of the foregoing transaction, the Acquired Fund shall be terminated and no further shares shall be issued by it. The classes of the Trust’s shares representing such Acquired Fund shall thereupon be closed and the shares previously authorized for those classes shall be reclassified by the Board of Trustees.  The Trust’s Board of Trustees and management of the Trust shall take whatever actions may be necessary under Massachusetts law and the 1940 Act to effect the termination of the Acquired Fund.

7.
The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing and mailing of the proxy statement and related disclosure documents, and the costs and expenses related to obtaining a consent of independent registered public accounting firm will be borne by Jackson National Asset Management, LLC (“JNAM”), and no sales or other charges will be imposed on Contract Owners in connection with the Reorganization. The legal expenses associated with the Reorganization, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction, as well as the costs associated with the preparation of the tax opinion, will also be borne by JNAM.

A copy of the Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. Notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees, and is not binding on any of the Trustees, officers, or shareholders of the Trust individually, but only binding on the assets and properties of the Trust.

IN WITNESS WHEREOF, the Trust, on behalf of the Invesco Fund and the MFS Fund, has caused this Plan of Reorganization to be executed and attested in the City of Chicago, State of Illinois, on the date first written above.

JNL SERIES TRUST

By:
Mark D. Nerud, Trustee, President, and Chief Executive Officer

Attest:
Susan S. Rhee, Vice President, Chief Legal Officer, and Secretary
A-2

APPENDIX B

More Information on Strategies and Risk Factors

Acquired Fund
JNL/Invesco Mid Cap Value Fund
Class A
Class I

 Investment Objective.  The investment objective of the Fund is total return through growth of capital.

Principal Investment Strategies.  The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations generally in the range of $2 billion to $10 billion or in the range of companies represented in the Russell MidCap Value Index and that the Sub-Adviser believes are undervalued.

The Fund emphasizes a value style of investing. The Sub-Adviser seeks attractively valued companies experiencing a change that could have a positive impact on a company’s outlook. In selecting securities, the Sub-Adviser focuses on companies that it believes possess characteristics for improved valuation. The Sub-Adviser looks for catalysts for change that may positively impact a company, such as new management, an industry development or regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock price appreciation as a result of the change taking place at the company.

The Fund may invest up to 20% of its net assets in REITs. REITs pool investors’ funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs.

The Fund may invest up to 20% of its net assets in securities of foreign issuers or depositary receipts. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the portfolio management team’s assessment of the relative yield, appreciation potential and the relationship of a country’s currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends.

The Fund can invest in derivative instruments, including forward foreign currency contracts, futures contracts and options.

A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. The Fund can utilize forward foreign currency contracts to mitigate the risk of foreign currency exposure. The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying asset at a specified price at a specified future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying asset. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying asset on the settlement date or paying a cash settlement amount on the settlement date. The Fund can use futures contracts, including index futures, to seek exposure to certain asset classes.

An option is a derivative financial instrument that reflects a contract between two parties for a future transaction on an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in that transaction, while the seller incurs the corresponding obligation to fulfill the transaction. The price of an option derives from the difference between the reference price and the value of the underlying asset (commonly a stock, a bond, a currency or a futures contract) plus a premium based on the time remaining until the expiration of the option. Other types of options exist, and options can in principle be created for any type of valuable asset. The Fund can use options to seek alpha (return on investments in excess of the Russell Midcap® Value Index) or to mitigate risk and to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Sub-Adviser may sell a security if the value of such security reaches the Adviser’s estimate of fair value or if a more attractive investment opportunity is identified.

In anticipation of or in response to market, economic, political, or other conditions, the Sub-Adviser may temporarily use a different investment strategy for defensive purposes. If the Sub-Adviser does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.

The Fund’s investments in the types of securities and other investments described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities and other investments described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus.

The Fund is a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser's investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

•	Accounting risk
•	Company risk
•	Counterparty risk
•	Currency risk
•	Depositary receipts risk
•	Derivatives risk
•	Equity securities risk
•	Financial services risk
•	Foreign regulatory risk
•	Foreign securities risk
•	Forward and futures contract risk
•	Investment style risk
•	Investments in IPOs risk
•	Managed portfolio risk
•	Market risk
•	Mid-capitalization investing risk
•	Non-diversification risk
•	Portfolio turnover risk
•	Real estate investment risk
•	Small-capitalization investing risk
•	Stock risk

Please see the “Glossary of Risks” section at the end of Appendix B for a description of these risks.  There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the Fund’s Statement of Additional Information.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Cybersecurity risk
•	Expense risk
•	Investment strategy risk
•	Options risk
•	Redemption risk
•	Regulatory investment limits risk

•	Securities lending risk
•	Settlement risk
•	Temporary defensive positions and large cash positions risk

Please see the “Glossary of Risks” section at the end of Appendix B for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser's abilities to effectively implement the investment strategies of the Fund.

The Fund’s Statement of Additional Information has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it.

Acquiring Fund

JNL/MFS Mid Cap Value Fund
Class A
Class I

 Investment Objective.  The investment objective of the Fund is capital appreciation.

Principal Investment Strategies.  The Fund seeks to meet its objective by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in issuers with medium market capitalizations.

MFS generally defines medium market capitalization issuers as issuers with market capitalizations similar to those included in the Russell Midcap® Value Index over the last 13 months at time of purchase. As of December 31, 2017, the capitalization range of the Russell Midcap® Value Index was between $1.1 billion and $36.68 billion.  Issuers whose market capitalizations fall outside this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy.

MFS normally invests the Fund’s assets primarily in equity securities. Equity securities include common stocks, equity interests in real estate investment trusts (REITs), and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer.

MFS focuses on investing the Fund’s assets in the stocks of companies it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

MFS may invest the Fund’s assets in foreign securities.

MFS normally invests the Fund's assets across different industries and sectors, but MFS may invest a significant percentage of the Fund's assets in issuers in a single industry or sector.

MFS uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser's investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

•	Accounting risk
•	Company risk
•	Concentration risk

•	Equity securities risk
•	Financial services risk
•	Foreign regulatory risk
•	Foreign securities risk
•	Investment strategy risk
•	Investment style risk
•	Liquidity risk
•	Managed portfolio risk
•	Market risk
•	Mid-capitalization investing risk
•	Portfolio turnover risk
•	Real estate investment risk
•	Stock risk

Please see the “Glossary of Risks” section at the end of Appendix B for a description of these risks.  There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the Fund’s Statement of Additional Information.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Counterparty risk
•	Credit risk
•	Currency risk
•	Cybersecurity risk
•	Derivatives risk
•	Expense risk
•	High-yield bonds, lower-rated bonds, and unrated securities risk
•	Interest rate risk
•	Investments in IPOs risk
•	Leverage risk
•	Redemption risk
•	Regulatory investment limits risk
•	Securities lending risk
•	Settlement risk
•	Temporary defensive positions and large cash positions risk

Please see the “Glossary of Risks” section at the end of Appendix B for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser's abilities to effectively implement the investment strategies of the Fund.

The Fund’s Statement of Additional Information has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it.

Glossary of Risks

Accounting risk – The Fund makes investment decisions, in part, on information drawn from the financial statements of issuers. Financial statements may not be accurate, may reflect differing approaches with respect to auditing and reporting standards and may affect the ability of the Fund’s investment manager to identify appropriate investment opportunities.

Company risk – Investments in U.S. and foreign-traded equity securities may fluctuate more than the values of other types of securities in response to changes in a particular company’s financial condition.  For example, poor earnings performance of a company may result in a decline of its stock price.

Concentration risk – The Fund may concentrate its investments in certain securities. To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Industry
Companies within an industry are often faced with the same economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry, and their stock may react similarly and move in unison with these and other market conditions.  As a result, stocks within a certain industry in which the Fund invests may be more volatile, and carry greater risk of adverse developments affecting many of the Fund’s holdings, than a mixture of stocks of companies from a wide variety of industries.

Geographic
To the extent that the Fund has a significant level of investment in issuers in particular countries or regions, the Fund’s performance is expected to be closely tied to social, political and economic conditions within those countries or regions and to be more volatile than the performance of more geographically diversified funds.  The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time.  In addition, certain regions are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events. Such events may have a negative impact on the value of the Fund’s investments in those regions.

Security
The Fund’s portfolio may invest in a limited number of securities.  As compared to other Funds, this could subject the Fund to additional risk if one of the portfolio securities declines in price, or if certain sectors of the market experience a downturn.  It may take additional time to sell all or part of a Fund’s investment in a particular security, and consequently, concentrating portfolio investments may also limit the ability of the Fund to take advantage of other investment opportunities.

Counterparty risk – Transactions involving a counterparty are subject to the credit risk of the counterparty. A Fund that enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or over-the-counter (“OTC”) derivatives contracts, or that lends its securities, runs the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, files for bankruptcy, or otherwise experiences a business interruption, the Fund could suffer losses, including monetary losses, miss investment opportunities or be forced to hold investments it would prefer to sell. Counterparty risk is heightened during unusually adverse market conditions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, which may cause the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because there is more time for events to occur that may prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

A Fund also is subject to counterparty risk because it executes its securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or be unable to dispose of investments it would prefer to sell, resulting in losses for the Fund.

Counterparty risk with respect to derivatives will be affected by rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report a Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. A Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Credit risk – The price of a debt security can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect debt securities’ value.  When a fixed-income security is not rated, the Fund’s investment manager may have to assess the risk of the security itself. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.  In addition, to the extent the Fund invests in municipal bonds, they are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Currency risk – Investments in foreign currencies, securities that trade in or receive revenues in foreign currencies or derivatives that provide exposure to foreign currencies are subject to the risk that those currencies may decline in value, or, in the case of hedging positions, that the currency may decline in value relative to the currency being hedged. Currency exchange rates can be volatile and may be affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.  The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of a Fund’s foreign securities may be subject to greater risk because both the price of the currency (relative to the U.S. dollar) and the price of the security may fluctuate with market and economic conditions. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Cybersecurity risk – Cyber attacks could disrupt daily operations related to trading and portfolio management.  In addition, technology disruptions and cyber attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of the Fund’s investments.  Cyber attacks on securities markets or the financial services infrastructure could cause market volatility or the failure of critical financial services. Cyber attacks on a Fund’s Sub-Adviser(s) and service providers could cause business failures or delays in daily processing, and the Funds may not be able to issue a NAV per share.  As a result, cyber attacks could impact the performance of the Funds.  See the “Technology Disruptions” section in this Prospectus.

Depositary receipts risk – Investments in securities of foreign companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) are subject to certain risks.  ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  EDRs and GDRs typically are issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation.  Where the custodian or similar financial institution that holds the issuer’s shares in a trust account is located in a country that does not have developed financial markets, a Fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. A Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. A Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Depositary receipts may be issued in sponsored or un-sponsored programs.  In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts.  In an un-sponsored program, the issuer may not be directly involved in the creation of the program.  Although the U.S. regulatory requirements applicable to ADRs generally are similar for both sponsored and un-sponsored programs, in some cases it may be easier to obtain financial and other information from an issuer that has participated in the creation of a sponsored program.  To the extent the Fund invests in depositary receipts of an un-sponsored program, there may be an increased possibility the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer on a timely basis, as the issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the U.S.

Depositary receipts involve many of the same risks as direct investments in foreign securities. These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation.  With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability.  Investments in depositary receipts that are traded over the counter may also subject a Fund to liquidity risk.

Derivatives risk – Certain Funds may invest in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  Derivatives also are subject to a number of risks described elsewhere in this section, such as leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk.  They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index.  Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.  Certain derivatives transactions may subject the Fund to counterparty risk.

The Fund’s investment manager must choose the correct derivatives exposure versus the underlying assets to be hedged or the income to be generated, in order to realize the desired results from the investment.  The Fund’s investment manager must also correctly predict price, credit or their applicable movements, during the life of a derivative, with respect to the underlying asset in order to realize the desired results from the investment.

The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio.

If the Fund’s investment manager uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful and the Fund may lose money.  To the extent that the Fund is unable to close out a position because of market illiquidity or counterparty default, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated on its books to cover its obligations under such derivative instruments.

The Fund may also be required to take or make delivery of an underlying instrument that the manager would otherwise have attempted to avoid. Investors should bear in mind that, while a Fund may intend to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

The Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.  Certain derivative transactions may have a leveraging effect on the Fund.  For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments.  As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain.  The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument.  The Fund may invest a portion of its assets in these types of instruments, which could cause the Fund’s investment exposure to exceed the value of its portfolio securities and its investment performance could be affected by securities it does not own.

The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements.  The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”).  While certain of the rules are effective, other rules are not yet final and/or effective, so its ultimate impact remains unclear.  The Dodd-Frank Act substantially increased regulation of the over-the-counter derivatives market and participants in that market, imposing various requirements on transactions involving instruments that fall within the Dodd-Frank Act’s definition of “swap” and “security-based swap.”  It is possible that government regulation of various types of derivative instruments could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.  Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts (and certain related swap positions).  All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded and, as a result, the investment manager’s trading decisions may have to be modified or positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. Even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the investment manager or its affiliates may be aggregated for this purpose.  The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund.

Under the Dodd-Frank Act, a Fund also may be subject to additional recordkeeping and reporting requirements. In addition, the tax treatment of certain derivatives, such as swaps, is unclear under current law and may be subject to future legislation, regulation or administrative pronouncements issued by the IRS. Other future regulatory developments may also impact a Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Fund itself is regulated. The investment manager cannot predict the effects of any new governmental regulation that may be implemented or the ability of a Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect a Fund’s ability to achieve its investment objective.

Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.   They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Expense risk – Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated in the Fund’s Prospectus. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Financial services risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework; (ii) interest rate changes that may negatively affect financial service businesses; (iii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iv) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (v) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

Foreign regulatory risk – The Adviser is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliates. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities.  Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.

Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance. In addition, foreign regulatory requirements may increase the cost of transactions in certain countries, and may increase Fund legal and compliance costs.

Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.  Such factors may adversely affect the value of securities issued by companies in foreign countries or regions.

Investments in, or exposure to, foreign securities could be affected by restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices and regulation may be inadequate or irregular.  Investments in, or exposure to, emerging market countries and/or their securities markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.  In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in, or exposure to, emerging market countries.

Forward and futures contract risk – The successful use of forward and futures contracts draws upon the investment manager’s skill and experience with respect to such instruments and are subject to special risks including, but not limited to: (i) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty, clearing member or clearinghouse will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

High-yield bonds, lower-rated bonds, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies.  Junk bonds typically have a higher yield to compensate for a greater risk that the issuer might not make its interest and principal payments. As a result, an investment in junk bonds is considered speculative. An unanticipated default would result in a reduction in income and a decline in the market value of the related securities.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of junk bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in price volatility. High-yield bonds may be subject to liquidity risk, and the Fund may not be able to sell a high-yield bond at the price at which it is currently valued.  The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value.  Conversely, as interest rates decrease, the prices of fixed income securities tend to increase.  In a low interest rate environment, an increase in interest rates could have a negative impact on the price of fixed income securities, and could negatively impact a Fund’s portfolio of fixed income securities.  Long-term fixed income securities normally have more price volatility than short-term fixed income securities. The value of certain equity investments, such as utilities and real estate-related securities, may also be sensitive to interest rate changes. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Floating rate investments have adjustable interest rates and as a result, generally fluctuate less in response to interest rate changes than will fixed-rate investments.  However, because floating rates generally only reset periodically, changes in prevailing interest rates may cause a fluctuation in a Fund’s value.  In addition, extreme increases in prevailing interest rates may cause an increase in defaults on floating rate investments, which may cause a further decline in a Fund’s value.  Finally, a decrease in interest rates could adversely affect the income earned by the Fund from its floating rate debt securities.

At times, when interest rates in the United States are at or near historic lows, a Fund may face increased exposure to risks associated with rising interest rates.

Investment strategy risk – The investment manager uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the investment manager in accordance with these investment strategies may not produce the returns the investment manager expected, and may cause the Fund’s shares to decline in value or may cause the Fund to underperform other funds with similar investment objectives.

Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market.  For example, value funds typically emphasize stocks whose prices are below-average in comparison to earnings and book value, although they may yield above-average dividends.  A value stock may not increase in price if other investors fail to recognize the company’s value or the factors that are expected to increase the price of the security do not occur. As another example, growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings.  Growth stock prices frequently reflect projections of future earnings or revenues, and if earnings growth expectations are not met, their stock prices will likely fall, which may reduce the value of a Fund’s investment in those stocks.  Over market cycles, different investment styles may sometimes outperform other investment styles (for, example, growth investing may outperform value investing).

Investments in IPOs risk –The Fund may purchase shares issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition. The Fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated in significant amounts over short periods of time. The purchase of shares issued in IPOs may have a greater impact upon the Fund’s total returns during any period that the Fund has a small asset base. As the Fund’s assets grow, any impact of IPO investments on the Fund’s total return may decline.

Leverage risk – Certain transactions, such as reverse repurchase agreements, futures, forwards, swaps, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet asset segregation requirements. Leverage, including borrowing, may cause the Fund to be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The effect of using leverage is to amplify the Fund’s gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, which may cause the Fund’s portfolio to be more volatile.  If the Fund uses leverage, the Fund has the risk of capital losses that exceed the net assets of the Fund. To minimize these risks, the Fund attempts to segregate on its books (cover) liquid assets sufficient to cover the value of such transactions; however, such coverage techniques may not always be successful and the Funds could lose money.

Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector.  An “illiquid security” typically is defined as a security that cannot be sold or disposed of within seven (7) days, at a price or value at which it is carried by the Fund.  Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading.  In times of market volatility, certain securities or classes of securities may become illiquid. Government or regulatory actions may decrease market liquidity, and the liquidity for certain securities. Small-capitalization companies and companies domiciled in emerging markets pose greater liquidity and price volatility risks.  Certain securities that were liquid when purchased may later become illiquid or less liquid, particularly in times of overall economic distress.  Illiquid securities may also be difficult to value, may be required to be fair valued according to the valuation procedures approved by the Board, and may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.  Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. In addition, although the fixed-income securities markets have grown significantly in the last few decades, regulations and business practices have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain debt securities. As a result, dealer inventories of fixed-income securities, which provide an indication of the ability of financial intermediaries to make markets in fixed-income securities, are at or near historic lows relative to market size. Because market makers help stabilize the market through their financial intermediary services, further reductions in dealer inventories could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.

Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Fund’s manager’s investment techniques could fail to achieve the Fund’s investment objective, or may negatively affect the Fund’s investment performance, or legislative, regulatory, or tax developments may affect the investment techniques available to the manager of the Fund.  There is no guarantee that the investment objective of the Fund will be achieved.

Market risk – Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general.  Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline.  A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.  Consequently, a broad-based market drop may also cause a stock’s price to fall.

Bond market risk generally refers to credit risk and interest rate risk.  Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due.  Bond value typically declines if the issuer’s credit quality deteriorates.  Interest rate risk is the risk that interest rates will rise and the value of bonds will fall.  A broad-based market drop may also cause a bond’s price to fall.

Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions.  Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities.  In addition, the markets may not favor a particular kind of security, including equity securities or bonds. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Mid-capitalization and small-capitalization investing risk – The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower   markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Securities of such issuers may lack sufficient market liquidity to conduct transactions at an advantageous time, or without a substantial drop in price. Generally, the smaller the company size, the greater these risks become.

Non-diversification risk – The Fund is non-diversified. As such, the Fund may invest in a limited number of issuers. Under a definition provided by the Investment Company Act of 1940, as amended (the “1940 Act”), non-diversified funds may invest in fewer securities, or in larger proportions of the securities of single companies or industries. If these securities were to decline in value, there could be a substantial loss of the investment. In addition, because of the investment strategies, the Fund may hold a smaller number of issuers than if it were “diversified.”  There is increased risk in investing in a smaller number of different issuers than there is in investing in a larger number of issuers since changes in the financial condition or market status of a single issuer may cause greater fluctuation in a non-diversified portfolio with respect to total return and share price.

Options risk – If a Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by a Fund. If a Fund sells an option, it sells to another person the right to buy from or sell to a Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by a Fund.

When options are purchased OTC, a Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. OTC options may also be illiquid and a Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Portfolio turnover risk – The Fund may actively trade securities or instruments, including investments made on a shorter-term basis or in derivative instruments or in instruments with a maturity of one year or less at the time of acquisition, in seeking to achieve its objective.  Doing so may increase transaction costs, which may reduce performance.

Real estate investment risk – Real estate is affected by general economic conditions and legal, cultural or technological developments. When growth is slowing, demand for property decreases and prices may decline.  Real estate company share prices may drop because of the failure of borrowers to pay their loans and poor management.  Many real estate companies, including real estate investment trusts (“REITs”) and real estate operating companies, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value in periods of rising interest rates.  Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively. A real estate company may become liable for removal or other costs related to environmental contamination.  Real estate companies tend to be small to medium-sized companies and share prices can be more volatile than, and perform differently from, larger company shares.   The Fund could hold real estate directly if a company defaults on its debt securities.  Direct ownership in real estate presents additional risks, including liquidity risks, declines in value of the properties, risks from general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations, increases in interest rates, and the risk of generating too much income that would not be “qualifying income” under Subchapter M of the Code.

In addition to the risks which are linked to the real estate sector in general, REITs are subject to additional risks.  Investment in REITs may be affected by the management skill of the persons managing the REIT and are often not diversified, which will subject the Fund to more risk than would be associated with an investment in a diversified fund.  Equity REITs, which invest a majority of their assets directly in real property and derive income primarily from the collection of rents and lease payments, may be affected by changes in the value of the underlying property owned by the trust. Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive income primarily from the collection of interest payments, may be affected by the quality of any credit extended.  REITs are also subject to heavy cash flow dependency and to defaults by borrowers or lessees.  In addition, REITs possibly could fail to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act.  Certain REITs provide for a specified term of existence in their trust documents.  Such REITs run the risk of liquidating at an economically disadvantageous time.  The Fund will bear a proportional share of the REITs’ expenses.

Redemption risk – Large redemption activity could result in the Fund being forced to sell portfolio securities at a loss or before the Adviser or Sub-Adviser would otherwise decide to do so. Large redemption activity in the Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher brokerage commissions, and other transaction costs. It could be difficult for a Fund to meet large redemption requests where there is minimal liquidity in the Fund’s portfolio securities.

Regulatory investment limits risk – The U.S. “Federal Securities Laws” may limit the amount a Fund may invest in certain securities.  These limits may be Fund specific or they may apply to the investment manager.  As a result of these regulatory limitations under the Federal Securities Laws and the asset management and financial industry business activities of the investment manager and its affiliates, the investment manager and the Fund may be prohibited from or limited in effecting transactions in certain securities.  The investment manager and the Fund may encounter trading limitations or restrictions because of aggregation issues or other regulatory requirements.  The Federal Securities Laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales.  These regulatory investment limits may increase the Funds’ expenses and may limit the Funds’ performance.

Securities lending risk – The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund may pay lending fees to a party arranging the loan.  See the “Lending of Portfolio Securities” section in this Prospectus.

Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected.  Delayed settlement may affect a Fund’s liquidity due to the timing and receipt of the proceeds from the sale of that security. Loan transactions often settle on a delayed basis compared with securities and the Fund may not receive proceeds from the sale of a loan for a substantial period after the sale, potentially impacting the ability of the Fund to make additional investments or meet redemption obligations.  In order to meet short-term liquidity needs, the Fund may draw on its cash or other short-term positions, maintain short-term or other liquid assets sufficient to meet reasonably anticipated redemptions, or maintain a credit facility.

Small-capitalization investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. In addition, such securities may be subject to more abrupt or erratic price movements.  Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Small-capitalization companies often have limited product lines, narrower markets and more limited managerial and financial resources, or may depend on the expertise of a few people, than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

Stock risk – Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.  The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s stock.

Temporary defensive positions and large cash positions risk – In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, and Sub-Adviser transitions, and/or Fund mergers or rebalances, the Fund may temporarily hold all or a significant portion, without limitation, of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high-quality debt instruments.  During periods in which the Fund employs such a temporary defensive strategy or holds large cash positions, it will not be pursuing, and will not achieve, its investment objective.  Taking a defensive or large cash position may reduce the potential for appreciation of the portfolio and may affect performance.

STATEMENT OF ADDITIONAL INFORMATION

June 18, 2018

JNL SERIES TRUST

JNL/Invesco Mid Cap Value Fund
(a series of JNL Series Trust)
 (the “Acquired Fund”)

AND

JNL/MFS Mid Cap Value Fund
 (a series of JNL Series Trust)
 (the “Acquiring Fund”)

1 Corporate Way
 Lansing, Michigan 48951
 (517) 381-5500

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:
JNL/Invesco Mid Cap Value Fund	JNL/MFS Mid Cap Value Fund

This Statement of Additional Information (the “SAI”) relates specifically to the proposed reorganization of the Acquired Fund into the Acquiring Fund under which the Acquiring Fund would acquire all of the assets of the Acquired Fund in exchange solely for shares of the Acquiring Fund and that Acquiring Fund’s assumption of all of the Acquired Fund’s liabilities (the “Reorganization”). This SAI is available to separate accounts, registered investment companies, and non-qualified plans of Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York with amounts allocated to the Acquired Fund and to other shareholders of the Acquired Fund as of May 18, 2018.

This SAI consists of the cover page, the information set forth below and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

(1)          The Acquiring Fund’s and the Acquired Fund’s Statement of Additional Information dated April 30, 2018[, as supplemented] (File Nos. 033-87244 and 811-08894); and

(2)          The Annual Report to Shareholders of the Acquiring Fund and the Acquired Fund for the fiscal year ended December 31, 2017 (File Nos. 033-87244 and 811-08894).

This SAI is not a prospectus.  A Proxy Statement and Prospectus dated June 18, 2018, relating to the Reorganization (the “Proxy Statement/Prospectus”) may be obtained, without charge, by writing to the Trust at 1 Corporate Way, Lansing, Michigan 48951 or calling (517) 381-5500.  This SAI should be read in conjunction with the Proxy Statement/Prospectus.

PRO FORMA FINANCIAL INFORMATION

JNL Invesco Fund Mid Cap Value Fund merging into JNL/MFS Mid Cap Value Fund

The unaudited pro forma information provided herein should be read in conjunction with the annual reports of JNL Invesco Mid Cap Value Fund (“Invesco Fund” or the “Acquired Fund”) and JNL/MFS Mid Cap Value Fund (“MFS Fund” or the “Acquiring Fund”) dated December 31, 2017.  All shareholder reports are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the twelve months ended December 31, 2017, is intended to present supplemental data as if the proposed Reorganization of Invesco Fund into MFS Fund (collectively, the “Funds”) had occurred as of January 1, 2017. The Reorganization is intended to combine the Acquired Fund with another fund currently advised by Jackson National Asset Management, LLC (“JNAM” or “Management”). Both Funds are advised by JNAM.  Subject to shareholder approval, the Reorganization is expected to be effective as of the close of business on August 10, 2018, or on such later date as may be deemed necessary in the judgment of the Board in accordance with the Plan of Reorganization (the “Closing Date”).

The Reorganization provides for the acquisition of all the assets and all the liabilities of the Acquired Fund by the Acquiring Fund, in a non-taxable exchange for shares of the Acquiring Fund at net asset value. Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor. As a result of the Reorganization, shareholders of the Acquired Fund would become shareholders of the Acquiring Fund.

The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents, and the related legal fees, including the legal fees incurred in connection with the analysis under the Internal Revenue Code of 1986 (the “Code”) of the tax treatment of this transaction, as well as the costs associated with the preparation of the tax opinion and obtaining a consent of independent registered public accounting firm will all be borne by JNAM, and no sales or other charges will be imposed on Contract Owners in connection with the Reorganization. It is currently anticipated that roughly 100% of the Acquired Fund’s holdings will be transferred to the Acquiring Fund in connection with the Reorganization. Each Fund will bear its proportionate share of the transaction expenses based on the relative net asset value of each Fund at the time of the Reorganization, which typically includes but is not limited to trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable (“Transaction Costs”), associated with the Reorganization.  Such Transaction Costs are estimated to be $88,962 attributed to the Invesco Fund and $82,871 attributed to the MFS Fund.

The Funds currently have the same adviser, administrator, distributor, fund accounting agent, and custodian. Each service provider has entered into an agreement with JNAM which governs the provision of services to the Funds. Such agreements contain the same terms with respect to each Fund. The Funds have different sub-advisers.  The sub-adviser for each Fund has entered into a sub-advisory agreement with JNAM, which governs the services to be provided by that sub-adviser to that Fund.

As of December 31, 2017, the net assets of the Acquired Fund and the Acquiring Fund were $538.93 and $955 respectively. The net assets of the pro forma Combined Fund as of December 31, 2017 would have been $1,493.93 had the Reorganization occurred on that date.  The actual net assets of the Acquired Fund and the Acquiring Fund on the Closing Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares.  No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Acquired Fund on the Closing Date.

On a pro forma basis for the twelve months ended December 31, 2017 (taking into account the Acquiring Fund’s amended advisory fee schedule, which took effect on April 30, 2018), it is projected that the Combined Fund will incur $1,542,810 less management expenses in the fiscal year after the Reorganization based on the proformas as of December 31, 2017.  There is no impact to other operating expenses had the Reorganization occurred on January 1, 2017. No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation and Subchapter M compliance.

The proposed Reorganization is not expected to be a taxable event for federal income tax purposes for Contract Owners. It is more likely than not that the Reorganization will be a tax-free transaction under Section 368(a)(1) of the Code for the Funds. The Reorganization is not expected to result in any material adverse federal income tax consequences to the shareholders of the Acquired Fund.

If the Reorganization is consummated, the combined Acquiring Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. In addition, the Acquired Fund will make any required income or capital gain distributions prior to consummation of this Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations. Accordingly, no provision for federal income taxes is required.

As of December 31, 2017, neither the Acquired Fund nor the Acquiring Fund had capital loss carryforwards.

PART C
OTHER INFORMATION

Item 15.  Indemnification
Amended and Restated Declaration of Trust: Article IV of the Registrant's Amended and Restated Declaration of Trust, provides that each of its Trustees and Officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (each, a "Covered Person") shall be indemnified by the Registrant against all liabilities and expenses that may be incurred by reason of being or having  been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Registrant or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.
Article IV, Section 4.3 of the Registrant's Amended and Restated Declaration of Trust, provides the following:
(a)	Subject to the exceptions and limitations contained in paragraph (b) below:

(i)
every person who is, or has been, a Trustee, officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series (unless the Series was terminated prior to any such liability or claim being known to the Trustees, in which case such obligations, to the extent not satisfied out of the assets of a Series, the obligation shall be an obligation of the Trust), to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)
the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Trustee or officer:

(i)
against any liability to the Trust, a Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii)
with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

(iii)
in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A)	by the court or other body approving the settlement or other disposition;

(B)
based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (i) vote of a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees then in office act on the matter) or (ii) written opinion of independent legal counsel; or

(C)	by a vote of a majority of the Shares outstanding and entitled to vote (excluding Shares owned of record or beneficially by such individual).

(c)
The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person.  Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust or any Series thereof other than Trustees and officers may be entitled by contract or otherwise under law.

(d)
Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust or a Series thereof prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

(i)
such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust or Series thereof shall be insured against losses arising out of any such advances; or

(ii)
a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in Section 4.3 of the Registrant's Amended and Restated Declaration of Trust, a "Non-interested Trustee" is one who (i) is not an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) is not involved in the claim, action, suit or proceeding.
Indemnification Arrangements:  The foregoing indemnification arrangements are subject to the provisions of Section 17(h) of the Investment Company Act of 1940.
Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
In addition to the above indemnification, Jackson National Life Insurance Company extends its indemnification of its own officers, directors and employees to cover such persons' activities as officers, trustees or employees of the Registrant.

Item 16. Exhibits

(1)			Amended and Restated Agreement and Declaration of Trust of Registrant dated September 25, 2017.[14]

(2)			Amended and Restated By-Laws of Registrant, dated September 25, 2017.[13]

(3)			Not Applicable

(4)			Plan of Reorganization, filed as Appendix A to the Proxy Statement and Prospectus set forth in Part A to this Registration Statement on Form N-14.

(5)
Provisions of instruments defining the rights of holders of the securities being registered are contained in the Registrant's Amended and Restated Agreement and Declaration of Trust and By-laws (Exhibits (1) and (2)).

(6)	(a)		Jackson National Asset Management, LLC ("JNAM")

		(i)	Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[5]

		(ii)	Amendment, effective September 16, 2013, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[5]

		(iii)	Amendment, effective April 28, 2014, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013. [6]

		(iv)	Amendment, effective June 4, 2014, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[7]

		(v)	Amendment, effective September 15, 2014, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[7]

		(vi)	Amendment, effective April 27, 2015, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[8]

		(vii)	Amendment, effective July 1, 2015, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[9]

		(viii)	Amendment, effective September 28, 2015, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[9]

		(ix)	Amendment, effective April 25, 2016, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[10]

		(x)	Amendment, effective September 19, 2016, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[11]

		(xi)	Amendment, effective April 24, 2017, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[12]

		(xii)	Amendment, effective July 1, 2017, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[13]

		(xiii)	Amendment, effective September 25, 2017, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[13]

		(xiv)	Amendment, effective January 1, 2018, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[14]

		(xv)	Amendment, effective April 30, 2018, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[14]

	(b)		Invesco Advisers, Inc. ("Invesco")

		(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[3]

		(ii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[5]

		(iii)	Amendment, effective June 3, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[5]

		(iv)	Amendment, effective September 16, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[5]

		(v)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[7]

		(vi)	Amendment, effective January 1, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[8]

		(vii)	Amendment, effective April 27, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[8]

		(viii)	Amendment, effective January 1, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[10]

		(ix)	Amendment, effective April 25, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[10]

		(x)	Amendment, effective August 31, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[12]

		(xi)	Amendment, effective September 25, 2017, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[13]

		(xii)	Amendment, effective April 30, 2018, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[14]

	(c)		Massachusetts Financial Services Company d/b/a MFS Investment Management ("MFS")

		(i)	Investment Sub-Advisory Agreement between JNAM and MFS, effective April 24, 2017.[12]

		(ii)	Amendment, effective April 30, 2018, to Investment Sub-Advisory Agreement between JNAM and MFS, effective April 24, 2017.[14]

(7)	(a)	(i)	Second Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors LLC ("JNLD"), effective July 1, 2017.[13]

		(ii)	Amendment, effective September 25, 2017, to Second Amended and Restated Distribution Agreement between Registrant and JNLD, effective July 1, 2017.[13]

(8)			Not Applicable.

(9)		(i)	Custody Agreement between Registrant and State Street Bank and Trust Company ("State Street"), dated December 30, 2010.[2]

		(ii)	Amendment, effective September 2, 2014, to the Custody Agreement between Registrant and State Street, dated December 30, 2010.[7]

(iii)
Revised Amendment, dated April 27, 2015, to Custody Agreement between Registrant and State Street, dated December 30, 2010, to add additional registered investment companies, JNL/AllianceBernstein Dynamic Asset Allocation Fund Ltd., and JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund Ltd. (collectively, "RICs and Cayman Entities") as parties.[9]

		(iv)	Amendment, effective September 28, 2015, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010.[9]

		(v)	Amendment, dated April 25, 2016, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010.[10]

		(vi)	Amendment, effective September 19, 2016, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010.[11]

		(vii)	Amendment, effective April 24, 2017, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010.[12]

		(viii)	Amendment, effective September 25, 2017, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010.[13]

		(ix)	Amendment, effective March 9, 2018, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010, to add PPM Funds as a party.[14]

(10)	(a)	(i)	Amended and Restated Distribution Plan, effective July 1, 2017.[13]

		(ii)	Amendment, effective September 25, 2017, to Amended and Restated Distribution Plan, effective July 1, 2017.[13]

	(b)	(i)	Multiple Class Plan, effective April 29, 2013.[4]

		(ii)	Amendment, effective September 16, 2013, to Multiple Class Plan, effective April 29, 2013.[5]

		(iii)	Amendment, effective April 28, 2014, to Multiple Class Plan, effective April 29, 2013.[6]

		(iv)	Amendment, effective September 15, 2014, to Multiple Class Plan, effective April 29, 2013.[7]

		(v)	Amendment, effective April 27, 2015, to Multiple Class Plan, effective April 29, 2013.[8]

		(vi)	Amendment, effective September 28, 2015, to Multiple Class Plan, effective April 29, 2013.[9]

		(vii)	Amendment, effective April 25, 2016, to Multiple Class Plan, effective April 29, 2013.[10]

		(viii)	Amendment, effective September 19, 2016, to Multiple Class Plan, effective April 29, 2013.[11]

		(ix)	Amendment, effective April 24, 2017, to Multiple Class Plan, effective April 29, 2013.[12]

		(x)	Amendment, effective September 25, 2017, to Multiple Class Plan, effective April 29, 2013.[13]

(11)			Opinion and Consent of Counsel regarding legality of shares being registered, attached hereto.

(12)			Opinion and Consent of Counsel regarding tax matters and consequences to shareholders discussed in the Proxy Statement and Prospectus, to be filed by amendment.

(13)	(a)	(i)	Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[5]

		(ii)	Amendment, effective September 5, 2013, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[5]

		(iii)	Amendment, effective September 16, 2013, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[5]

		(iv)	Amendment, effective April 28, 2014, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[6]

		(v)	Amendment, effective June 4, 2014, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[7]

		(vi)	Amendment, effective September 15, 2014, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[7]

		(vii)	Amendment, effective April 27, 2015, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[8]

		(viii)	Amendment, effective September 28, 2015, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[9]

		(ix)	Amendment, effective October 1, 2015, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[9]

		(x)	Amendment, effective April 25, 2016, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[10]

		(xi)	Amendment, effective September 19, 2016, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[11]

		(xii)	Amendment, effective April 24, 2017, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[12]

		(xiii)	Amendment, effective September 25, 2017, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[13]

	(b)		Anti-Money Laundering Agreement between Registrant and Jackson National Life Insurance Company, dated November 27, 2012.[4]

	(c)		Amended and Restated Contract Owner Information Agreement, pursuant to Rule 22c-2 between Registrant and Jackson National Life Insurance Company and its Separate Accounts, dated April 1, 2016.[10]

(d)
Amended and Restated Contract Owner Information Agreement, pursuant to Rule 22c-2 between Registrant and Jackson National Life Insurance Company of New York and its Separate Accounts, dated April 1, 2016.[10]

	(e)	(i)
Master InterFund Lending Agreement, dated as April 27, 2015, by and among the series listed of the Registrant, JNL Investors Series Trust, JNL Variable Fund LLC, JNL Strategic Income Fund LLC, Jackson Variable Series Trust and Curian Series Trust and JNAM and Curian Capital LLC.[8]

		(ii)	Amendment, effective February 2, 2016, to Master Interfund Lending Agreement dated April 27, 2015.[10]
	(f)	(i)	Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[3]

		(ii)	Amendment, effective April 30, 2012, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[3]

		(iii)	Amendment, effective April 29, 2013, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[4]

		(iv)	Amendment, effective September 16, 2013, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM dated February 28, 2012.[5]

		(v)	Amendment, effective April 28, 2014, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[6]

		(vi)	Amendment, effective September 15, 2014, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[7]

		(vii)	Amendment, effective April 27, 2015, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[8]

		(viii)	Amendment, effective September 28, 2015, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[10]

		(ix)	Amendment, effective April 25, 2016, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[10]

		(x)	Amendment, September 19, 2016, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[11]

		(xi)	Amendment, April 24, 2017, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[12]

		(xii)	Amendment, September 25, 2017, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[13]

(14)			Consent of Independent Registered Public Accounting Firm, attached hereto.

(15)			None.

(16)			Powers of Attorney, dated January 1, 2018, attached hereto.

(17)			Form of Proxy and Voting Instruction Cards, attached hereto.

[1]
Incorporated by reference to Registrant's Post-Effective Amendment No. 78 to its registration statement on Form N-1A (033-87244; 811-8894) ("Registration Statement") filed with the Securities and Exchange Commission ("SEC") on April 30, 2010.

[2]	Incorporated by reference to Registrant's Post-Effective Amendment No. 86 to its Registration Statement on Form N-1A filed with the SEC on January 3, 2011.
[3]	Incorporated by reference to Registrant's Post-Effective Amendment No. 104 to its Registration Statement on Form N-1A filed with the SEC on April 26, 2012.
[4]	Incorporated by reference to Registrant's Post-Effective Amendment No. 108 to its Registration Statement on Form N-1A filed with the SEC on December 19, 2012.
[5]	Incorporated by reference to Registrant's Post-Effective Amendment No. 116 to its Registration Statement on Form N-1A filed with the SEC on September 13, 2013.
[6]	Incorporated by reference to Registrant's Post-Effective Amendment No. 121 to its Registration Statement on Form N-1A filed with the SEC on April 25, 2014.
[7]	Incorporated by reference to Registrant's Post-Effective Amendment No. 125 to its Registration Statement on Form N-1A filed with the SEC on September 12, 2014.
[8]	Incorporated by reference to Registrant's Post-Effective Amendment No. 129 to its Registration Statement on Form N-1A filed with the SEC on April 24, 2015.
[9]	Incorporated by reference to Registrant's Post-Effective Amendment No. 134 to its Registration Statement on Form N-1A filed with the SEC on September 25, 2015.
[10]	Incorporated by reference to Registrant's Post-Effective Amendment No. 139 to its Registration Statement on Form N-1A filed with the SEC on April 22, 2016.
[11]	Incorporated by reference to Registrant's Post-Effective Amendment No. 144 to its Registration Statement on Form N-1A filed with the SEC on September 16, 2016.
[12]	Incorporated by reference to Registrant's Post-Effective Amendment No. 149 to its Registration Statement on Form N-1A filed with the SEC on April 21, 2017.
[13]	Incorporated by reference to Registrant's Post-Effective Amendment No. 155 to its Registration Statement on Form N-1A filed with the SEC on September 22, 2017.
[14]	Incorporated by reference to Registrant's Post-Effective Amendment No. 157 to its Registration Statement on Form N-1A filed with the SEC on April 27, 2018.

Item 17.  Undertakings
(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
(3) The Registrant agrees to file an executed copy of the opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this Registration Statement within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, as amended (the "1933 Act"), this Registration Statement has been signed on behalf of the Registrant, in the City of Lansing and the State of Michigan on the 14th day of May 2018.

JNL SERIES TRUST
/s/Susan S. Rhee
Susan S. Rhee
Vice President, Chief Legal Officer and Secretary

As required by the 1933 Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ Susan S. Rhee *	May 14, 2018
Eric O. Anyah
Trustee

/s/ Susan S. Rhee *	May 14, 2018
Michael J. Bouchard
Trustee

/s/ Susan S. Rhee *	May 14, 2018
Ellen Carnahan
Trustee

/s/ Susan S. Rhee *	May 14, 2018
William J. Crowley, Jr.
Trustee

/s/ Susan S. Rhee *	May 14, 2018
Michelle Engler
Trustee

/s/ Susan S. Rhee *	May 14, 2018
John W. Gillespie
Trustee

/s/ Susan S. Rhee *	May 14, 2018
William R. Rybak
Trustee

/s/ Susan S. Rhee *	May 14, 2018
Mark S. Wehrle
Trustee

/s/ Susan S. Rhee *	May 14, 2018
Edward C. Wood
Trustee

/s/ Susan S. Rhee *	May 14, 2018
Patricia A. Woodworth
Trustee

/s/ Susan S. Rhee *	May 14, 2018
Mark D. Nerud
Trustee, President and Chief Executive Officer (Principal Executive Officer)

/s/ Susan S. Rhee *	May 14, 2018
Daniel W. Koors
Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer)

*Signed by Susan S. Rhee, Attorney In Fact

EXHIBIT LIST

Exhibit Number	Exhibit Description
(11)	Opinion and Consent of Counsel regarding legality of shares being registered
(14)	Consent of Independent Registered Public Accounting Firm
(16)	Powers of Attorney, dated January 1, 2018
(17)	Form of Proxy and Voting Instruction Cards